FIRST CITIZENS FINANCIAL CORPORATION

                                             DIRECTORS RETIREMENT PLAN



         WHEREAS, the Board of Directors of First Citizens Financial Corporation (the "Corporation") previously adopted a retirement plan for directors of the Corporation and on August 18, 1994; and

         WHEREAS, it is the desire of the Board of Directors to amend the plan dated August 18, 1994, as herein set forth;

         NOW THEREFORE, the Board of Directors of the Corporation hereby amends the Directors Retirement Plan (the "Plan"), adopted on August 18, 1994, as follows:

         1. Eligible Directors. All directors of the Corporation who have served three (3) years as a director of the Corporation or the Bank shall be eligible to receive retirement payments under the Plan following a Qualified Retirement as defined below. To the extent a director who is also a full-time employee of the Corporation or any direct or indirect subsidiary of the Corporation, receives a retirement benefit under the Bank's qualified retirement plan (other than by reason of a 401K plan), the retirement payment under this plan shall be reduced by an amount equal to the retirement benefit received under such qualified retirement and plan. A director with less than three (3) years of service at the time of a Qualified Retirement shall not be eligible to receive any retirement payment under the Plan. For purposes of the plan, the term "director" shall include a member of the Board of Directors of the Corporation or the Bank as well as a director or an advisory director of any successor entity to the Corporation or the Bank.

         2. Qualified Retirement. An eligible director shall be entitled to receive retirement payments only if such director (i) is not renominated by the Board of Directors of the Corporation or the Bank by reason of age, as expressed in the resolution of such Board; (ii) resigns from the Board of Directors of the Corporation or the Bank by reason of physical or other disability, and such Board accepts such resignation on that basis; (iii) elects to resign or not seek reelection as a director of the Corporation or the Bank after attaining the age of 65 or older; (iv) dies while serving as a director of the Corporation or the Bank; (v) resigns or retires from the Board of Directors of the Corporation or the Bank in the event such person's continued service becomes prohibited by reason of the


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"Interlocks  Act" (12 U.S.C.  ss. 3201 et seq.); or (vi) ceases to be a director in connection with a Change in Control (as defined below). The foregoing constitute "Qualified Retirement" for purposes of the Plan. In the case of a person serving as a director of both the Corporation and the Bank, such director shall not be entitled to receive any retirement payments under the Plan unless such director has ceased to be a director of both the Corporation and Bank by reason of a Qualified Retirement.

         3.       Retirement Payments.

                  (a) Each eligible director shall be entitled to receive as retirement payments upon a Qualified Retirement an annual payment equal to the annual retainer in effect at the time of his or her Qualified Retirement for the highest office which such director held while serving as a member of the Board of Directors of the Corporation or the Bank. The amount of the annual retainer shall be determined and fixed by Resolution of the Board of Directors of the Corporation and the Bank, respectively, as deemed appropriate, or at least annually on the date of the Annual Stockholders meeting. The annual retainers for the Corporation and the Bank in effect as of April 20, 1994, are as follows:
Chairman - $25,000.00; Vice Chairman - $17,500.00; all other directors - $12,500.00. The initial retirement payment shall be made in full within ten (10) calendar days following a Qualified Retirement and, thereafter, additional retirement payments shall be made annually on the anniversary date of such director's Qualified Retirement for the remainder of the Retirement Period (as defined below). In the case of a director of both the Corporation and the Bank, the annual retainer which such director shall be entitled to receive under the Plan shall be an amount equal to the greater of the respective retainers which such person is entitled to receive. A director of the Bank, but not of the Corporation, shall have his or her annual retainer based only on the annual retainer to the members of the Board of Directors of the Bank. A director only of the Corporation shall have his or her annual retainer be based only on the amount, if any, paid by the Corporation to its directors. A Qualified Retirement by reason of death or the death of a director following a Qualified Retirement but prior to expiration of the Retirement Period (defined below) shall entitle the director's beneficiary or estate to receive the retirement payments which otherwise would have been paid to the deceased director.

                  (b) If an eligible director serves as a director emeritus or chairman emeritus of the Corporation or the Bank, or both, after a Qualified Retirement, such director shall also be entitled to receive fifty percent (50%) of the annual retainer then paid to a director or chairman and fifty percent (50%) of the regular meeting attendance fee for each meeting of the Board

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of Directors actually attended by such director emeritus or chairman emeritus.

         4. Retirement Period. The "Retirement Period" for an eligible Director with at least three (3) years of service at the time of a Qualified Retirement shall be equal to the number of full years, plus whole months, of service at the time of a Qualified Retirement but in no event shall the Retirement Period exceed ten (10) years. Service as a director of either the Corporation or the Bank or as a director of both shall be counted in determining the retirement period but concurrent service as a director of both the Corporation and the Bank shall count the same period of service. Notwithstanding the foregoing, any person who was a director on December 12, 1991, and who executed the Supervisory Agreement, dated December 12, 1991, between the Bank and the Office of Thrift Supervision ("OTS"), and who otherwise meet the eligibility requirements, shall be entitled to a Retirement Period of ten (10) years regardless of the length of service to the Corporation or the Bank.

         5. Change in Control. A "Change in Control" shall be deemed to occur if any person or company acquires "control" of the Corporation or the Bank within the meaning of 12 C.F.R.
Section 574.4(a).

         6. Payment Obligations. Retirement payments under the Plan shall be obligations only of the Corporation, and not of the Bank. Except as hereinafter set forth, the Plan is an unfunded obligation of the Corporation, and all payments hereunder shall be paid from current assets of the Corporation without any obligation to reserve or escrow funds. Upon the qualified retirement of an Eligible Director under this Plan, the Corporation shall fund the Retirement Payment for such eligible director in full on the date of the Qualified
Retirement. However, upon a Change in Control of the Corporation, the Corporation shall be obligated to fund in full all retirement payments to be made under the Plan and create an escrow for such payments in a form satisfactory to, and with an independent escrow agent selected by, a majority of the persons serving as members of the Board of Directors of the Corporation immediately prior to the Change in Control.

         7.       Supervision; Termination; Amendment.

                  (a) The Plan shall be suspended or become inoperative, as to any director then serving on the Board of Directors of the Corporation or the Bank during any period of time after the effective date of this Plan that the Bank is classified as a "problem institution", as defined by the Office of Thrift Supervision in accordance with Thrift Regulatory Bulletin 27a; provided, however, that with respect to any person(s) who is an eligible director and who is no longer serving as a director of both the Corporation and the Bank as a result of a Qualified Retirement which occurred prior to the OTS' classification of the Bank as a "problem institution", the payment obligations of the Corporation, and retirement payments to such person(s), shall remain operative and continue for the remainder of the Retirement Period with respect to such person(s). During any period in which the Plan is suspended pursuant to this section, the service of any person serving as director of the Corporation or the Bank, during such period of supervision shall not be included as "service" for purposes of determining eligibility under this Plan.

                  (b) The Board of Directors of the Corporation may jointly terminate or amend the Plan at any time without any further liability on the part of the Corporation, unless a Change in Control of the Corporation or the Bank has occurred, however, in no event shall vested retirement benefits to retired directors be reduced or terminated. Termination or amendment after a Change in Control shall not reduce retirement payments relating to periods of service prior to such termination or increase the eligibility requirements.

                                                 DEFERRED FEE PLAN


         THIS PLAN is effective this 1st day of January, 1996, having been duly approved and adopted by the Board of Directors of CITIZENS SAVINGS BANK F.S.B. (the "Bank") and FIRST CITIZENS FINANCIAL CORPORATION (the "Company") at their respective meeting of the Board of Directors on November 16, 1995.

                                                   INTRODUCTION

         To encourage the members of the Board of Directors of the Bank and the Company to remain members of such Board of Directors, the Bank and the Company desire to provide to their Directors a deferred fee opportunity. The Bank and the Company shall fund the benefits under this Plan from its general assets.

                                                     Article 1

                                                    DEFINITIONS

         1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

         1.1.1 "Change of Control" means a change of control as defined in 12 C.F.R. Part 574 followed within twelve (12) months by termination of the Director's status as a member of the Board of Directors at either the Bank or the Company, or both.

         1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provisions.

         1.1.3. "Disability" means the Director's inability to perform substantially all normal duties of a Director, as determined by the Company's and the Bank's Board of Directors in their sole discretion.

         1.1.4.  "Election Form" means the Form attached as
Exhibit 1.

         1.1.5. "Fees" means the total director's fees payable to the Director.

         1.1.6 "Normal Termination Date" means the Director attaining age 70.

         1.1.7 "Termination of Service" means the Director's ceasing to be a member of the Board of Directors of the Bank or the Company, or both, for any reason whatsoever.

                                                     Article 2

                                                 Deferral Election

         2.1 Initial Election. Each Director shall make an initial deferral election under this Plan by filing with the Bank and the Company a signed Election Form within thirty (30) days after the date of this Plan. The Election Form shall set forth the amount of Fees to be deferred and the form of benefit payment. The Election Form shall be effective to defer only Fees earned after the date the Election Form is received by the Bank.

         2.2  Election Changes

         2.2.1 Generally. The Director may modify the amount of Fees to be deferred by filing a subsequent signed Election form with the Bank and the Company. The modified deferral shall not be effective until the calendar year following the year in which the subsequent Election Form is received by the Bank and the Company. The Director may not change the form of benefit payment initially elected under Section 2.1.

         2.2.2. Hardship. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Bank and the Company, may reduce future deferrals under this Plan.

                                                     Article 3

                                                 Deferral Account

         3.1 Establishing and Crediting. The Bank and the Company shall establish a Deferral Account on their books for each Director, and shall credit to the Deferral Account the following amounts:

         3.1.1. Deferrals. The Fees deferred by each Director as of the time the Fees would have otherwise been paid to such Director.

         3.1.2. Interest. On December 15th of each calendar year and immediately prior to the payment of any benefits, interest on the account balance since the preceding credit under this Section 3.1.2., if any, at the annual rate compounded monthly equal to the "Prime Rate" of interest published by Dow Jones & Company, Inc. in The Wall Street Journal (the "Index") on the first publication date of the calendar year. The Prime Rate of interest shall change annually, the first day of each year (the "Change Date") and then shall accrue interest at the new Prime Rate of interest as set forth above. In the event that the Index provided for herein becomes unavailable or is no longer published, the Board of Directors of the Company and the Bank shall choose, in its sole discretion, a different index for the Prime Rate of interest which shall then control.

         3.2. Statement of Accounts. The Bank and the Company shall provide to each Director, within one hundred twenty (120) days after each calendar year end, a statement setting forth each Director's Deferral Account balance.

         3.3. Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Plan. The Deferral Account is not a trust fund of any kind. Each Director is a general unsecured creditor of the Bank for the payment of benefits. The Benefits represent merely the Bank's and the Company's promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by such Director's creditors.

                                                     Article 4

                                                 Lifetime Benefits

         4.1 Normal Termination Benefit. Upon each Director's Termination of Service, on or after the Normal Termination Date, the Bank and the Company shall pay to such Director the benefit described in this Section 4.1.

         4.1.1.  Amount of Benefit.  The benefit under this Section
4.1 is the Deferral Account balance at such Director's
Termination of Service.

         4.1.2. Payment of Benefit. The Bank and the Company shall pay the benefit to such Director in the form elected by such Director on the Election Form. If the ten (10) year payment is elected, the amount of the accrued benefit payment will be calculated by using the interest crediting rate on the date that the benefit payments commence.

         4.2 Early Termination Benefit. If any Director terminates service as a Director before the Normal Termination Date, the Bank and the Company pay to such Director the benefit described in this Section 4.2.

         4.2.1.  Amount of Benefit.  The benefit under this Section
4.2 shall be the Deferral Account balance with no recomputations or modifications:

         4.2.2. Payment of Benefit. The Bank and the Company shall pay the benefit to such Director in the form elected by such

Director on the Election Form. The Bank and the Company shall continue to credit interest under Section 4.1.2.

         4.3. Disability Benefit. If any Director terminates service as a Director for Disability prior to the Normal
Retirement Date, the Bank and the Company shall pay to such Director the benefit described in this Section 4.3.

         4.3.1.  Amount of Benefit.  The benefit under this Section
4.3 is the Deferral Account balance at such Director's
Termination of Service.

         4.3.2. Payment of Benefit. The Bank and the Company shall pay the benefit to such Director in the form elected by such Director on the Election Form. The Bank and the Company shall continue to credit interest under Section 4.1.2.

         4.4. Change of Control Benefit. Upon a Change of Control while any Director is in the active service of the Bank or the Company, the Bank and the Company shall pay to each Director the benefit described in this Section in lieu of any other benefit under this Plan.

         4.4.1 Amount of Benefit. The benefit under this Section 4.4 is the Deferral Account balance at the date of each such Director's Termination of Service.

         4.4.2 Payment of Benefit. The Bank and the Company shall pay the benefit to each Director in a lump sum within ninety (90) days after each such Director's Termination of Service.

         4.5.   Hardship   Distribution.   Upon  the  Bank's  or  the  Company's
determination (following petition by any Director) that any Director has suffered an unforeseeable financial emergency as described in Section 2.2.2., the Bank and the Company shall distribute to such Director all or a portion of the Deferral Account balance as determined by the Bank and the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.

                                                     Article 5

                                                  Death Benefits

         5.1 Death During Active Service. If any Director dies while in the active service of the Bank or the Company, the Bank and the Company shall pay to such Director's beneficiary the benefit described in this Section 5.1.

         5.1.1. Amount of Benefit. If life insurance is obtained on the life of any Director, the benefit under Section 5.1 is the projected age 70 benefit based on the Deferral Account balance and projected further deferrals until age 70. If life insurance is not obtained on the life of such Director, the benefit will be the Deferral Account balance on the date of death of such Director.

         5.1.2  Payment  of  Benefit.  The Bank and the  Company  shall  pay the benefit to the beneficiary in one hundred twenty (120) equal monthly installments commencing on the first day of the month following such Director's death.

         5.2 Death During Benefit Period. If any Director dies after benefit payments have commenced under this Agreement but not before receiving all such payments, the Bank and the Company shall pay the remaining benefits to such Director's beneficiary at the same time and in the same amounts they would have paid to the Director had the Director survived.


                                                     Article 6

                                                   Beneficiaries

         6.1 Beneficiary Designations. Each Director shall designate a beneficiary by filing a written designation with the Bank and the Company. Each Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the respective Director and accepted by the Bank and the Company during such Director's lifetime. Each Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if such Director names a spouse as beneficiary and the marriage is subsequently dissolved. If any Director dies without a valid beneficiary designation, all payments shall be made to any Director's surviving spouse, if any, and if none, to the Director's surviving children and the descendent of any deceased child by right of representation, and if no children or descendants survive, to such Director's estate.

         6.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Bank and the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Bank and the Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Bank and the Company from all liability with respect to such benefit.

                                                     Article 7

                                            Claims and Review Procedure

         8.1 Claims Procedure. The Bank and the Company shall notify each Director's beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Plan. If the Bank and the Company determine that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Plan on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Plan's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Bank and the Company determine that there are special circumstances requiring additional time to make a decision, the Bank shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

         8.2 Review Procedure. If the beneficiary is determined by the Bank and the Company not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Bank and the Company by filing a petition for review with the Bank and the Company within sixty (60) days after receipt of the notice issued by the Bank and the Company. Said petition shall state the specific reasons which the beneficiary believes entitles him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Bank and the Company of the petition, the Bank shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Bank and the Company orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Bank and the Company shall notify the beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Plan on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Bank and the Company, but notice of this deferral shall be given to the beneficiary.

                                                     Article 8

                                            Amendments and Termination

         The Plan may be amended or terminated only by appropriate action of the Board of Directors of the Bank and the Company.

                                                     Article 9


         9.1 No Guaranty of Employment. This Plan is not a contract for services. It does not give any Director the right to remain as a Director of the Bank or the Company, nor does it interfere with any rights to replace any Director. It also does not require any Director to remain as a Director nor interfere with any Director's right to terminate services at any time.

         9.2 Non-Transferability. Benefits under this Plan cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

         9.3 Tax Withholding. The Bank and the Company shall withhold any taxes that are required to be withheld from the benefits provided under this Plan.

         9.4 Applicable Law. The Agreement and all right hereunder shall be governed by the laws of the State of Maryland, except to the extent preempted by the laws of the United States of America.

         9.5 Effective Date. This Deferral Fee Plan is effective as of January 1, 1996, for fees and compensation earned commencing
January 1, 1996.

                                     AMENDED EMPLOYMENT AGREEMENT


    THIS AMENDED EMPLOYMENT AGREEMENT ("Agreement"), is made as of this 22nd day of November, 1995, between and among FIRST CITIZENS FINANCIAL CORPORATION ("First Citizens"), CITIZENS SAVINGS BANK F.S.B. (the "Bank") and HERBERT W. JORGENSEN (the "Employee").

    WHEREAS, the parties hereto desire to enter into an Employment Agreement, commencing January 1, 1996 (the "Employment Agreement") and to supersede and replace all prior agreements among them relating to employment.

    NOW, THEREFORE, in consideration of the premises recited herein and other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the parties hereto hereby enter into this Amended Employment Agreement to provide as follows:

         NOW, THEREFORE, it is agreed as follows:

         1. Employment. The Employee is employed as Chief Executive Officer of First Citizens and Chief Executive Officer of the Bank from January 1, 1996 through the term of this Agreement. As Chief Executive Officer of First Citizens and the Bank, the Employee shall render executive, policy and other management services to First Citizens and the Bank of the type customarily performed by persons serving in similar executive officer capacities. The Employee shall also perform such duties as the Boards of Directors of First Citizens and the Bank may from time to time reasonably direct. During the term of this Agreement, there shall be no material increase or decrease in the duties and responsibilities of the Employee, unless the parties otherwise agree in writing.

         Unless directed otherwise by the Boards of Directors of First Citizens or the Bank, the Employee shall be responsible for directing and administering the operations and activities of First Citizens and the Bank in accordance with regulatory requirements and the objectives, policies and direction of the Boards of Directors of First Citizens and the Bank. As Chief Executive Officer and within the limits of prudent business practice and the policies and direction set forth by the Boards of Directors, the Employee is specifically designated with the management authority necessary to conduct the day-to-day affairs of First Citizens and the Bank.

         The Employee shall report directly to the Boards of Directors of First Citizens and the Bank and assist in the formulation of objectives and policies and the development of short and long range plans and programs for First Citizens and the Bank. The Employee shall consult with the other executive officers to insure clear communications and effective implementation of the Boards' policies and programs.

         The Employee shall provide direction to management and shall delegate as much of his authority as may be necessary to maintain an effective organization. The Employee shall be accountable to the Boards of Directors for the operating results and financial soundness and stability of First Citizens and the Bank.

         2. Salary. The Bank agrees to pay the Employee during the term of this Agreement a salary at an annual rate equal to not less than One Hundred Thirty-six Thousand Dollars ($136,000). The salary of the Employee shall not be decreased at any time during the term of this Agreement from the amount then in effect, unless the Employee otherwise agrees in writing. Salary shall be paid every other week on a pro-rated basis. For purposes of paragraphs 7(a)(ii) and 8(a) herein, the phrase "then-current salary" shall mean (a) the then-current salary in effect under this Section 2 plus (b) any bonuses paid to the Employee during the previous twelve (12) months.

         3. Participation in Retirement and Employee Benefit Plans; Fringe Benefits. The Employee shall be entitled to participate in any plan of First Citizens or the Bank relating to stock options, stock purchases, pension, thrift, profit sharing, group life insurance, medical coverage, education or other retirement or employee benefits that First Citizens or the Bank has adopted or may adopt for the benefit of its executive employees. The Employee shall also be entitled to participate in any other fringe benefits which are now or may be or become applicable to First Citizens or the Bank's executive employees, including the payment of reasonable expenses for attending annual and periodic meetings of trade associations and any other benefits which are commensurate with the duties and responsibilities to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable business expenses necessarily incurred by him in the performance of his duties upon presentation of an itemized account indicating the amount and business purpose of the expenses. Participation in these plans and fringe benefits shall not reduce the salary payable to the employee under Section 2 hereof.

         4. Term. The initial term of employment under this Agreement shall be for a period commencing January 1, 1996 and ending on December 31, 1996. First Citizens and the Bank, in the event they desire to renew this Agreement for one
(1) additional year, shall, on or before September 30, 1996, and on each subsequent September 30th during the term of this Agreement, give the Employee written notice of their offer to renew this Agreement for one (1) additional year, and Employee shall have fifteen (15) calendar days from the date of such notice to accept or reject such offer in writing. In the event the Employee accepts the offer to renew this Agreement as provided herein, the Agreement shall be renewed for one (1) additional year. In the event the Employee rejects the offer to renew this Agreement, this Agreement shall terminate upon expiration of the term as provided herein. The initial term and the renewed terms are collectively referred to herein as the term of this Agreement. In the event of a change in control as hereinafter defined in paragraph 8(b), the term of employment shall be extended to the date three (3) years thereafter.

         5. Standards. The Employee shall perform the Employee's duties and responsibilities under this Agreement in accordance with such reasonable standards as may be established from time to time by the Boards of Directors of First Citizens and the Bank. The reasonableness of such standards shall be measured against standards for executive performance generally prevailing in the thrift industry.

         6. Voluntary Absences. In addition to all holidays recognized by First Citizens or the Bank, the Employee shall be entitled, without loss of pay, to be absent voluntarily for reasonable periods of time from the performance of the duties and responsibilities under this Agreement.

         7.   Termination of Employment.

         (a) (i) The Boards of Directors of First Citizens and the Bank may terminate the Employee's employment during the term of the Employment Agreement at any time, but any termination by such Boards of Directors other than termination for cause shall not prejudice the Employee's right to compensation or other benefits under this Agreement, including the benefits provided pursuant to Section 3, above. The Employee shall have no right to receive compensation or other benefits for any period after termination for cause. The term "termination for cause" shall mean termination because of the Employee's personal dishonesty or breach of fiduciary duty involving personal profit, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order. In determining "cause", the acts or omissions shall be measured against standards generally prevailing in the thrift industry; provided, that it shall be First Citizens' and the Bank's burden to prove the alleged acts and omissions and the prevailing nature of the standards First Citizens or the Bank shall have alleged are violated by such acts and/or omissions.

                      (ii) The parties acknowledge and agree that damages which will result to Employee for termination without cause shall be extremely difficult or impossible to establish or prove, and agree that, unless the termination is for cause, the Bank, shall be obligated, concurrently with such termination, to make a lump sum cash payment to the Employee as liquidated damages of an amount equal to one year's then-current salary under Section 2 of this Agreement, computed as if paid out ratably in twenty-four bimonthly installments and discounted to present value applying the Federal short-term monthly rate then in effect under Section 1274(d) of the Internal Revenue of 1986, as amended (the "Code"); provided, however, that if the termination of employment occurs in connection with or as a result of a "change in control", as defined in Section 8(b) hereof, of either First Citizens or the Bank, the provisions of Section 8(a) shall govern the calculation of the amount of liquidated damages payable to the Employee and any payment pursuant to Section 8(a) shall satisfy the liquidated damage payment obligations under this Section 7(a)(ii); provided further, however, that the Employee shall have the right to elect in writing (in connection with a termination of employment not as a result of "change in control"), concurrently with such termination, to have the liquidated damages paid out ratably in twenty-four bimonthly installments over the twelve month period immediately following such termination, in which event the amount of the liquidated damages shall not be discounted to present value. Employee agrees that, except for such other payments and benefits to which the Employee may be entitled as expressly provided by the terms of this Agreement, such liquidated damages shall be in lieu of all other claims which Employee may make by reason of such termination. Any lump sum payment to the Employee shall be made on or before the Employee's last day of employment with First Citizens or the Bank, or, in the event the Employee elects to have the liquidated damages paid out ratably as set forth above, the initial payment shall be made within thirty (30) days of the Employee's last day of employment with First Citizens or the Bank. The liquidated damages amount shall not be reduced by any compensation which the Employee may receive for other employment with another employer after termination of employment with First Citizens or the Bank.

        (iii) In addition to the liquidated damages above described that are payable to the Employee for termination without cause, the following shall apply in the event of any termination without cause or in the event of any termination subject to Section 8 hereof: (1) the Employee shall continue to participate in, and accrue benefits under, all retirement, pension, profit-sharing, employee stock ownership, and other deferred compensation plans of the Bank for the remaining term of this Agreement as if the termination of employment of the Employee had not occurred (with the Employee being deemed to receive annually for the purposes of such plans the Employee's then current salary under Section 2 of the Agreement), except to the extent that such continued participation and accrual is expressly prohibited by law or, to the extent such plan constitutes a "qualified plan" under Section 401 of the code (a "Qualified Plan"), by the terms of the plan; (2) the Employee shall be entitled to continue to receive all other employee benefits and then existing fringe benefits referred to in Section 3 hereof for the remaining term of this Agreement as if the termination of employment had not occurred; (3) the Bank shall, on the date of the Employee's termination of employment, establish a trust that meets the guidelines of the Model Trust released by the Internal Revenue Service in Revenue Procedure 92-64 (July 28, 1992) (as the same may be modified or supplemented from time to time) (the "Trust"), the assets of which will be held, subject to the claims of creditors of the Bank, solely to fund the benefits that the Employee is entitled to under this Section 7(a)(iii), and the Bank shall transfer to the Trust an amount sufficient to fund any benefit accrued by the Employee under any defined benefit pension plan maintained by the Bank to the extent that such defined benefit pension plan is not fully funded on a termination basis, as determined under the rules and regulations published by the Pension Benefit Guaranty Corporation, at the time of termination of the Employee's employment; and to fund fully all benefits accrued by the Employee under any defined contribution plan maintained by the Bank to the extent that such benefits are not fully funded at the time of termination of the Employee's employment; and (4) all insurance or other provisions for indemnification, defense or hold-harmless of officers or directors of First Citizens or the Bank which are in effect on the date the notice of termination is sent to the Employee shall continue for the Benefit of the Employee with respect to all of his acts and omissions while an officer or director as fully and completely as if such termination had not occurred, and until the final expiration or running of all periods of limitation against action which may be applicable to such acts or omissions.

    (b) If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under
Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act, as amended (12 U.S.C. ss.1818(e)(3) or (g)(1)), First Citizens' and the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, First Citizens or the Bank may in their discretion (i) pay the Employee all or part of the compensation withheld while such contractual obligations were suspended, and
(ii) reinstate in whole or in part any of their obligations which were suspended.

    (c) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, as amended (12 U.S.C. ss.1818(e)(4) or (g)(1)), all obligations of First Citizens and the Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties shall not be affected.

    (d) If the Bank is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act, as amended), all obligations of First Citizens and the Bank under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the parties.

    (e) All obligations under this Agreement shall be terminated, except to the extent that continuation of this Agreement is necessary for the continued operation of the Bank as determined (i) by the Director (as defined in 12 C.F.R. ss.561.18(b)) or his or her designee, at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in
Section 13(c) of the Federal Deposit Insurance Act, as amended; or (ii) by the Director or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank after a finding that the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any termination hereunder.

    (f) Should the Employee terminate his employment under this Agreement prior to the end of the term of this Agreement, for any reason except for "Good Reason" as hereinafter provided in paragraph 8, or should First Citizens or the Bank terminate the Employee for cause, as herein set forth in paragraph 7(a)(i), First Citizens and/or the Bank shall be entitled, in addition to their other legal remedies, to enjoin the employment of the Employee with any significant competitor of First Citizens or the Bank for a period of the remaining term of this Agreement or six (6) months, whichever is longer. The term "significant competitor" shall mean any commercial bank, savings bank, savings and loan association or mortgage banking company, or a holding company affiliate of any of the foregoing, which at the date of its employment of the Employee has total consolidated assets, or a loan servicing portfolio, of Fifty Million Dollars ($50,000,000) or more and an office out of which the Employee would be primarily based within thirty (30) miles of First Citizens' or the Bank's home office. Further, the Employee shall not, during the term of his employment, or within twelve (12) months thereafter, contact or attempt to persuade any employee of First Citizens (including any service corporation) or the Bank to terminate his or her employment with said company other than such terminations which would be done in the ordinary course of business. First Citizens and/or the Bank shall be entitled to enjoin the Employee from contacting or attempting to persuade any person who was an employee of First Citizens (including any service corporation) and/or the Bank, within the twelve (12) months immediately following the Employee's termination date, from terminating his or her employment with First Citizens and/or the Bank.

         Notwithstanding the foregoing, in the event of a "change in control" of First Citizens or the Bank, as defined in Section 8 hereof, the provisions of this subsection (f) shall be null and void.

    (g) In the event the employment of the Employee is terminated by First Citizens or the Bank without cause under Section 7(a) hereof or the Employee's employment is terminated in accordance with Section 8 hereof and the Bank fails to make timely payment of the amounts then owed to the Employee under this Agreement, upon legal judgment or settlement providing for such payment to the Employee, the Employee shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred by the Employee in taking action to collect such amounts or otherwise to enforce this Agreement, plus interest on such amounts at the rate of one percent (1%) above the prime rate (defined as the base rate on corporate loans at large U.S. money center commercial banks as published by The Wall Street Journal), compounded monthly, for the period from the date of employment termination until payment is made to the Employee. Such reimbursement and interest shall be in addition to all rights which the Employee is otherwise entitled to under this Agreement.

         8.   Change in Control.

    (a) If during the term of this Agreement there is a change in control of First Citizens or the Bank, the Employee shall be entitled to receive as a severance payment for services previously rendered to First Citizens or the Bank, a lump sum cash payment as provided for herein (subject to Section (c) below) in the event the Employee's employment is terminated, voluntarily or involuntarily, in connection with, or within one year after, the change in control of First Citizens or the Bank, unless such termination occurs by virtue of normal retirement, permanent and total disability (as defined in Section 22(d) of the Code) or death. Subject to paragraph (c) below, the amount of this payment shall equal (i) one year's then-current salary under Section 2 of this Agreement, computed as if paid out ratably in twenty-four bimonthly installments and discounted to present value applying the Federal short-term monthly rate then in effect under Section 1274(d) of the Code, if the Employee voluntarily terminates his employment without "Good Reason" (as hereinafter defined) or (ii) three times the Employee's then-current salary under Section 2 of this Agreement (excluding for this purpose any income associated with the exercise of stock options), computed as if paid out ratably in seventy-two bimonthly installments and discounted to present value applying the Federal short-term monthly rate then in effect under Section 1274(d) of the Code, if the Employee's termination of employment was either voluntary with Good Reason (as defined in paragraph
(d)), or involuntary. If the Employee notifies the Board of Directors of First Citizens or the Bank that he intends to resign voluntarily for Good Reason, he shall state in his notice the reasons why he believes that Good Reason exists for his resignation. Unless First Citizens or the Bank, within 30 days of the date of the Employee's notice of resignation, reject the Employee's statement that Good Reason exists, the Employee's entitlement to severance payment for three times his then-current salary as provided above shall be conclusive. If First Citizens or the Bank rejects the

Employee's statement of Good Reason within such 30-day period, the dispute shall be resolved by arbitration under the commercial arbitration rules of the American Arbitration Association, but First Citizens or the Bank shall have the burden of proving that their rejection of the Employee's statement was proper. Payment under this Section 8(a) shall be in lieu of any payment under Section 7(a)(ii) hereof. However, payment under this Section 8(a) shall not be reduced by any compensation which the Employee may receive from other employment with another employer after termination of the Employee's employment with First Citizens or the Bank. In addition, Section 7(a)(iii) shall apply in the case of any termination of employment within the scope of this Section 8(a). Any lump sum payment to the Employee shall be made on or before the fifth business day after Employee's last day of employment with First Citizens or the Bank or, in the event the Employee elects to have the liquidated damages paid out ratably, the initial payment shall be made within thirty (30) days of the Employee's last day of employment with First Citizens or the Bank.

    (b) A "change in control", for purposes of this Agreement, shall have the same meaning as "Acquisition of Control" as set forth in 12 C.F.R. Part 574. In the event of a change of control, this Employment Agreement shall be binding upon and inure to the benefit of the surviving entity.

    (c) Notwithstanding any other provisions of this Agreement or of any other agreement, contract or understanding heretofore or hereafter entered into between the Employee and First Citizens or the Bank, except an agreement, contract or understanding hereafter entered into that expressly modifies or excludes application of this Section 8(c) (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by First Citizens or the Bank for the direct or indirect provision of compensation to the Employee (including groups or classes of participants or beneficiaries of which the Employee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Employee (a "Benefit Plan"), the Employee shall not have any right to receive any payment or other benefit under this Agreement, any Other Agreement or any Benefit Plan if such payment or benefit, taking into account all other payments or benefits to or for the Employee under this Agreement, all Other Agreements, and all Benefit Plans, would cause any payment to the Employee under this Agreement to be considered a "parachute payment" within the meaning of
Section 280G(b)(2) of the Code (a

"Parachute Payment"). In the event that the receipt of any such payment or benefit under this Agreement, any Other Agreement, or any Benefit Plan would cause the Employee to be considered to have received a Parachute Payment under this Agreement, then the Employee shall have the right, in the Employee's sole discretion, to designate those payments or benefits under this Agreement, any Other Agreements, and/or any Benefit Plans, which should be reduced or eliminated so as to avoid having the payment to the Employee under this Agreement be deemed to be a Parachute Payment. Any payments made to the Employee pursuant to this Employment Agreement or otherwise are subject to and conditioned upon their compliance with 12 U.S.C. 1828(k) and any regulations promulgated thereunder.

    (d) "Good Reason" shall exist if any one or more of the following events shall occur:

                  (i) a material reduction in the authority, duties or responsibilities of the Employee from those which existed prior to the change in control or the reduction in the employee's job status, taking into consideration the corporate structure of any surviving or acquiring entity.


                 (ii) failure to elect or re-elect the Employee to any office of First Citizens or of the Bank that the Employee held immediately prior to a change in control;


                (iii) reduction in the Employee's salary or discontinuance of (or material reduction in value of) any benefit program in which the Employee participated prior to the change in control;

                 (iv) a good faith determination by the Employee that, as a result of the change in control, he has been substantially hindered in the performance of, or has suffered a substantial reduction in, any of the authorities, powers, functions, responsibilities, or duties attached to any position held by the Employee prior to the change in control;

                  (v)      liquidation, dissolution, merger,
                           consolidation, or reorganization of First

                           Citizens or the Bank or sale of a significant portion of its or their assets unless the successor entity assumes all duties and obligations of First Citizens and the Bank under this Agreement;

             (vi) relocation of the principal office of First Citizens or the Bank to a location more than 5 miles from its existing location; or

            (vii) any material breach of this Agreement by First Citizens or the Bank (or any successor).

         (e) In the event Section 8(a) of this Agreement applies, any reasonable legal fees incurred by Employee in connection with the interpretation or enforcement of this Agreement shall be paid by First Citizens or the Bank within seven business days of the rendering of a bill for such legal services. In the event Employee pays such fees, Employee shall be entitled to prompt reimbursement of such payments, plus interest on such payments at the rate provided in Section 7(g) hereof.

         (f) (1) First Citizens and the Bank agree that, in the event Employee requests, the payment of all or any portion of amounts due under this Section 8 shall be deferred until such day or dates that Employee requests.

                   (2) Any such request by Employee must be made in writing no later than the close of business on the last day of Employee's employment and must specifically state the amount of the payment to be deferred and the date or dates on which such payments are to be made.

                   (3) In the event of any deferral by Employee, the amount deferred shall be deemed invested in such manner as Employee may indicate in such deferral notice; provided that Employee shall be limited in his choice of such deemed investment to any equity or fixed income (including money market) mutual fund registered under the Investment Company Act of 1940 that is managed by or affiliated with The Putnam Management Company, Inc., Vanguard Group, Fidelity Management and Research Company, The Dreyfus Corporation, or Janus Capital Corporation.

                   (4) If Employee so requests, the amounts deferred shall be contributed in cash by First Citizens or the Bank to an irrevocable "rabbi trust" satisfying the guidelines established by the Internal Revenue Service in Revenue Procedure 92-64 (or any successor guidelines) provided that such trust shall permit the Employee to designate the investment of the trust assets within the same parameters set forth in paragraph (3) above.

                   (5) In the event Employee shall elect to defer any amounts to
(x) the date of Employee's retirement or (y) the date Employee reaches age 70 or any later date, Employee shall be permitted to further elect to defer such amount to a later date, provided that any such further election shall be made on a date no earlier than 90 days prior to, nor later than 30 days prior to, the date Employee originally elected.

                   (6) First Citizens, Bank, and Employee agree that Employee shall prepare, and submit to First Citizens or Bank, the necessary Trust documents (in the event Employee elects under paragraph (4) to establish such a trust) and that First Citizens or Bank shall be responsible for any reasonable legal fees associated with the creation of said trust. Any revisions to said Trust documents must be mutually agreed to by (x) First Citizens or Bank and (y) Employee and in the event such agreement cannot be reached, the Trust documents as submitted by Employee shall be executed by First Citizens, Bank, and Employee provided that Employee shall deliver to First Citizens and Bank an opinion of legal counsel (acceptable to First Citizens and Bank) that said Trust satisfies the requirements of paragraph (4).

         9. Disability. If the Employee shall become disabled or incapacitated to the extent that the Employee is unable to perform the Employee's duties and responsibilities hereunder, the Employee shall be entitled to receive disability benefits of the type provided for other executive employees of First Citizens or the Bank.

         10. Reimbursement of the Bank by First Citizens. To the extent that First Citizens engages in any business activities other than being the holding company of the Bank, First Citizens shall reimburse the Bank for any portion of the compensation paid by the Bank to the Employee hereunder that relates to the Employee's services as to such other business activities.

         11. No Assignments. This Agreement is personal to each of the parties hereto. No party may assign or delegate any rights or obligations hereunder without first obtaining the written consent of the other party hereto. However, in the event of the death of the Employee all rights to receive payments hereunder shall become rights of the Employee's estate.

         12. Staff and Location. The Employee shall be provided such facilities, support services and staff to assist the Employee in the performance of his duties of the type customarily provided to persons serving in similar executive officer capacities. Without the consent of the Employee, he shall not be required to relocate his office to a location outside of Gaithersburg, Maryland.

         13. Amendments or Additions; Action by Board of Directors; Entire Agreement. No amendments or additions to this Agreement shall be binding unless in writing and signed by all parties hereto. The prior approval by a majority vote of the full Boards of Directors of First Citizens and the Bank shall be required in order for First Citizens and the Bank to authorize any amendments or additions to this Agreement, to give any consents or waivers of provisions of this Agreement, or to take any other action under this Agreement, including any termination of employment with or without cause under Section 7(a) hereof. This Agreement constitutes the entire agreement among the parties on the subject matter hereof and all prior or contemporaneous agreements or understandings on such subject matter are superseded and replaced.

         14. Section Headings. The section headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         15. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         16. Waiver of Breach. The waiver by the Bank or the Employee of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. No waiver by the Bank shall be valid unless in writing and signed by an authorized officer of the Bank, and no waiver by the Employee shall be valid unless in writing and signed by the Employee.

         17. Governing Law. This Agreement shall be governed by the laws of the United States to the extent applicable and otherwise by the laws of the State of Maryland.

         18. OTS Review. The obligations of the Bank under this Agreement shall be binding upon all parties unless disapproved by the OTS Regional Director under Regulatory Bulletin 27a, and this Agreement shall be appropriately modified to the extent required by the OTS Regional Director. If any of the payments required by this Agreement to be made by the Bank are determined by the OTS Regional Director to be contrary to Regulatory Bulletin 27a, such payments shall instead be made by First Citizens and not by the Bank, unless the OTS Regional Director determines that the making of such payments by First Citizens would be likely to adversely affect the financial or managerial condition of the Bank, in which case neither First Citizens nor the Bank shall be obligated to make such payments.



ATTEST:                 CITIZENS SAVINGS BANK F.S.B.


         /s/            By           /s/         (SEAL)
                          Enos K. Fry, President and
                          Vice-Chairman of the Board


ATTEST:                 FIRST CITIZENS FINANCIAL
                          CORPORATION


         /s/            By           /s/         (SEAL)
                          Enos K. Fry, President and
                          Vice-Chairman of the Board


                                                 (SEAL)
                        Herbert W. Jorgensen
                        Employee

                                     AMENDED EMPLOYMENT AGREEMENT


    THIS AMENDED EMPLOYMENT AGREEMENT ("Agreement"), is made this seventh day of September , 1995, between and among FIRST CITIZENS FINANCIAL CORPORATION ("First Citizens"), CITIZENS SAVINGS BANK F.S.B. (the "Bank") and ENOS K. FRY (the "Employee").

    WHEREAS, the parties hereto desire to enter into an Employment Agreement, dated January 1, 1995 (the "Employment Agreement"); and

         WHEREAS, the parties hereto desire to modify and amend certain terms and provisions of the Employment Agreement as set forth herein.
    NOW, THEREFORE, in consideration of the premises and premises recited herein and such other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the parties hereto hereby agree to modify and amend the Employment Agreement to provide as follows:

         NOW, THEREFORE, it is agreed as follows:

         1. Employment. The Employee is employed as President of First Citizens and President of the Bank from the date hereof through the term of this Agreement. As President of First Citizens and the Bank, the Employee shall render executive, policy and other management services to First Citizens and the Bank of the type customarily performed by persons serving in similar executive officer capacities. The Employee shall also perform such duties as the Boards of Directors of First Citizens and the Bank may from time to time reasonably direct. During the term of this Agreement, there shall be no material increase or decrease in the duties and responsibilities of the Employee, unless the parties otherwise agree in writing.

     Unless directed otherwise by the Boards of Directors of First Citizens or the Bank, the Employee shall be responsible for directing and administering the operations and activities of First Citizens and the Bank in accordance with regulatory requirements and the objectives, policies and direction of the Chief Executive Officer and the Boards of Directors of First Citizens and the Bank. As President and within the limits of prudent business practice and the policies and direction set forth by the Chief Executive Officer and the Boards of Directors, the Employee is specifically designated the management authority necessary to conduct the day-to-day affairs of First Citizens and the Bank, including lending, borrowing, investing, operations, administrative services, marketing and public relations. With the approval of the Chief Executive Officer, he reviews key officer personnel to be hired and promoted, and he evaluates subordinate employees, recommends promotions, disciplinary actions and/or salary adjustments. He serves as a member of the Senior Management Committee and as a member of the Loan Committee and as Senior Loan Officer is responsible for planning, coordinating and supervising all Loan Division activities.

         The Employee shall report directly to the Chief Executive Officer and assist in the formulation of objectives and policies and the development of short and long range plans and programs for First Citizens and the Bank. The Employee shall consult with the Chief Executive Officer to insure clear communications and effective implementation of the Boards' policies and programs.

         The Employee shall assist the Chief Executive Officer in providing direction to management and shall delegate as much of his authority as may be necessary to maintain an effective organization. The Employee shall be accountable to the Chief Executive Officer and the Boards of Directors for the operating results and financial soundness and stability of First Citizens and the Bank.

     2. Salary. The Bank agrees to pay the Employee during the term of this Agreement a salary at an annual rate equal to not less than One Hundred Eighty-two Thousand Nine Hundred Forty-One Dollars ($182,941). The salary of the Employee shall not be decreased at any time during the term of this Agreement from the amount then in effect, unless the Employee otherwise agrees in writing. Salary shall be paid every other week on a pro-rated basis.

         The Employee shall not be entitled to receive fees for serving as a director of First Citizens or the Bank or for serving as a member of any committee of the Boards of Directors of First Citizens or the Bank.

         3. Discretionary Bonuses. In addition to his salary under Section 2 hereof, the Employee shall be entitled to participate in an equitable manner with all other executive employees of First Citizens and the Bank in such discretionary bonuses as may be authorized, declared and paid by the Board of Directors of First Citizens and of the Bank to their executive employees during the term of this Agreement; provided, that the amount of any discretionary bonus paid to the Employee with respect to any calendar year shall in no event exceed fifty percent (50%) of the Employee's annual salary for such calendar year. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such bonuses when and as declared by the Boards of Directors of First Citizens and the Bank.

         4. Participation in Retirement and Employee Benefit Plans; Fringe Benefits. The Employee shall be entitled to participate in any plan of First Citizens or the Bank relating to stock options, stock purchases, pension, thrift, profit sharing, group life insurance, medical coverage, education or other retirement or employee benefits that First Citizens or the Bank has adopted or may adopt for the benefit of its executive employees. The Employee shall also be entitled to participate in any other fringe benefits which are now or may be or become applicable to First Citizens or the Bank's executive employees, including the payment of reasonable expenses for attending annual and periodic meetings of trade associations and any other benefits which are commensurate with the duties and responsibilities to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable business expenses necessarily incurred by him in the performance of his duties upon presentation of an itemized account indicating the amount and business purpose of the expenses which expenses shall be approved by the Chief Executive Officer. Participation in these plans and fringe benefits shall not reduce the salary payable to the employee under Section 2 hereof.

         5. Term. The initial term of employment under this Agreement shall be for a period commencing on the date hereof and ending on December 31, 1995. First Citizens and the Bank, in the event they desire to renew this Agreement for one (1) additional year, shall, on or before September 30, 1995, and on each subsequent September 30th during the term of this Agreement, give the Employee written notice of their offer to renew this Agreement for one (1) additional year, and Employee shall have fifteen (15) calendar days from the date of such notice to accept or reject such offer in writing. In the event the Employee accepts the offer to renew this Agreement as provided herein, the Agreement shall be renewed for one (1) additional year. In the event the Employee rejects the offer to renew this Agreement, this Agreement shall terminate upon expiration of the terms as provided herein. The initial term and the renewed terms are collectively referred to herein as the term of this Agreement. In the event of a change in control as hereinafter defined in paragraph 9(b), the initial term of employment shall commence on the date the change in control occurs and the term of employment shall end on the date three (3) years thereafter.

         6. Standards. The Employee shall perform the Employee's duties and responsibilities under this Agreement in accordance with such reasonable standards as may be established from time to time by the Boards of Directors of First Citizens and the Bank. The reasonableness of such standards shall be measured against standards for executive performance generally prevailing in the thrift industry.

     7. Voluntary Absences; Vacations.In addition to all holidays recognized by First Citizens or the Bank, the Employee shall be entitled, without loss of pay, to be absent voluntarily for reasonable periods of time from the performance of the duties and responsibilities under this Agreement. All such voluntary absences shall count as paid vacation time, unless the Boards of Directors of First Citizens and the Bank otherwise approve. The Employee shall be entitled to an annual paid vacation of at least twenty-five (25) days per year or such longer period as the Boards of Directors of First Citizens and the Bank may approve. The timing of paid vacations shall be scheduled in a reasonable manner by the Employee. The Employee shall not be entitled to receive any additional compensation from First Citizens or the Bank on account of failure to take a paid vacation, but may accumulate, in accordance with policies established from time to time by the Boards of Directors for executive officers of First Citizens or the Bank, unused paid vacation time from one fiscal year to the next.

       8.   Termination of Employment.

         (a) (i) The Boards of Directors of First Citizens and the Bank may terminate the Employee's employment during the term of the Employment Agreement at any time, but any termination by such Boards of Directors other than termination for cause shall not prejudice the Employee's right to compensation or other benefits under this Agreement, including the benefits provided pursuant to Section 4, above. The Employee shall have no right to receive compensation or other benefits for any period after termination for cause. The term "termination for cause" shall mean termination because of the Employee's personal dishonesty or breach of fiduciary duty involving personal profit, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order. In determining "cause", the acts or omissions shall be measured against standards generally prevailing in the thrift industry; provided, that it shall be First Citizens' and the Bank's burden to prove the alleged acts and omissions and the prevailing nature of the standards First Citizens or the Bank shall have alleged are violated by such acts and/or omissions.

                      (ii) The parties acknowledge and agree that damages which will result to Employee for termination without cause shall be extremely difficult or impossible to establish or prove, and agree that, unless the termination is for cause, the Bank, shall be obligated, concurrently with such termination, to make a lump sum cash payment to the Employee as liquidated damages of an amount equal to one year's then-current salary under Section 2 of this Agreement, computed as if paid out ratably in twenty-four bimonthly installments and discounted to present value applying the Federal short-term monthly rate then in effect under Section 1274(d) of the Internal Revenue of 1986, as amended (the "Code"); provided, however, that if the termination of employment occurs in connection with or as a result of a "change in control", as defined in Section 9(b) hereof, of either First Citizens or the Bank, the provisions of Section 9(a) shall govern the calculation of the amount of liquidated damages payable to the Employee and any payment pursuant to Section 9(a) shall satisfy the liquidated damage payment obligations under this Section 8(a)(ii); provided further, however, that the Employee shall have the right to elect in writing (in connection with a termination of employment not as a result of "change in control"), concurrently with such termination, to have the liquidated damages paid out ratably in twenty-four bimonthly installments over the twelve month period immediately following such termination, in which event the amount of the liquidated damages shall not be discounted to present value. Employee agrees that, except for such other payments and benefits to which the Employee may be entitled as expressly provided by the terms of this Agreement, such liquidated damages shall be in lieu of all other claims which Employee may make by reason of such termination. Any lump sum payment to the Employee shall be made on or before the Employee's last day of employment with First Citizens or the Bank, or, in the event the Employee elects to have the liquidated damages paid out ratably as set forth above, the initial payment shall be made within thirty (30) days of the Employee's last day of employment with First Citizens or the Bank. The liquidated damages amount shall not be reduced by any compensation which the Employee may receive for other employment with another employer after termination of employment with First Citizens or the Bank.

                  (iii) In addition to the liquidated damages above described that are payable to the Employee for termination without cause, the following shall apply in the event of any termination without cause or in the event of any termination subject to Section 9 hereof: (1) the Employee shall be entitled to be paid for all accrued and unused vacation and sick days; (2) the Employee shall continue to participate in, and accrue benefits under, all retirement, pension, profit-sharing, employee stock ownership, and other deferred compensation plans of the Bank for the remaining term of this Agreement as if the termination of employment of the Employee had not occurred (with the Employee being deemed to receive annually for the purposes of such plans the Employee's then current salary (at the time of his termination) under Section 2 of the Agreement), except to the extent that such continued participation and accrual is expressly prohibited by law or, to the extent such plan constitutes a "qualified plan" under Section 401 of the code (a "Qualified Plan"), by the terms of the plan; (3) the Employee shall be entitled to continue to receive all other employee benefits and then existing fringe benefits referred to in Section 4 hereof for the remaining term of this Agreement as if the termination of employment had not occurred; (4) the Bank shall, on the date of the Employee's termination of employment, establish a trust that meets the guidelines of the Model Trust released by the Internal Revenue Service in Revenue Procedure 92-64 (July 28, 1992) (as the same may be modified or supplemented from time to time) (the "Trust"), the assets of which will be held, subject to the claims of judgment creditors of the Bank, solely to fund the benefits that the Employee is entitled to under this Section 8(a)(iii), and the Bank shall transfer to the Trust an amount sufficient to fund any benefit accrued by the Employee under any defined benefit pension plan maintained by the Bank to the extent that such defined benefit pension plan is not fully funded on a termination basis, as determined under the rules and regulations published by the Pension Benefit Guaranty Corporation, at the time of termination of the Employee's employment; and to fund fully all benefits accrued by the Employee under any defined contribution plan maintained by the Bank to the extent that such benefits are not fully funded at the time of termination of the Employee's employment; and
(5) all insurance or other provisions for indemnification, defense or hold-harmless of officers or directors of First Citizens or the Bank which are in effect on the date the notice of termination is sent to the Employee shall continue for the Benefit of the Employee with respect to all of his acts and omissions while an officer or director as fully and completely as if such termination had not occurred, and until the final expiration or running of all periods of limitation against action which may be applicable to such acts or omissions.

         (b) If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act, as amended (12 U.S.C. 1818(e)(3) and (g)(1)), First Citizens' and the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, First Citizens or the Bank may in their discretion (i) pay the Employee all or part of the compensation withheld while such contractual obligations were suspended, and
(ii) reinstate in whole or in part any of their obligations which were suspended.

         (c) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, as amended (12 U.S.C. 1818(e)(4) or (g)(1)), all obligations of First Citizens and the Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties shall not be affected.

         (d) If the Bank is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act, as amended), all obligations of First Citizens and the Bank under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the parties.

         (e) All obligations under this Agreement shall be terminated, except to the extent that continuation of this Agreement is necessary for the continued operation of the Bank as determined (i) by the Director (as defined in 12 C.F.R. 561.18(b)) or his or her designee, at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in
Section 13(c) of the Federal Deposit Insurance Act, as amended; or (ii) by the Director or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank after a finding that the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any termination hereunder.

         (f) Should the Employee terminate his employment under this Agreement prior to the end of the term of this Agreement, for any reason except for "Good Reason" as hereinafter provided in paragraph 9, or should First Citizens or the Bank terminate the Employee for cause, as herein set forth in paragraph 8(a)(i), First Citizens and/or the Bank shall be entitled, in addition to their other legal remedies, to enjoin the employment of the Employee with any significant competitor of First Citizens or the Bank for a period of the remaining term of this Agreement or six (6) months, whichever is longer. The term "significant competitor" shall mean any commercial bank, savings bank, savings and loan association or mortgage banking company, or a holding company affiliate of any of the foregoing, which at the date of its employment of the Employee has total consolidated assets, or a loan servicing portfolio, of Fifty Million Dollars ($50,000,000) or more and an office out of which the Employee would be primarily based within thirty (30) miles of First Citizens' or the Bank's home office. Further, the Employee shall not, during the term of his employment, or within twelve (12) months thereafter, contact or attempt to persuade any employee of First Citizens (including any service corporation) or the Bank to terminate his or her employment with said company other than such terminations which would be done in the ordinary course of business. First Citizens and/or the Bank shall be entitled to enjoin the Employee from contacting or attempting to persuade any person who was an employee of First Citizens (including any service corporation) and/or the Bank, within the twelve (12) months immediately following the Employee's termination date, from terminating his or her employment with First Citizens and/or the Bank.

         Notwithstanding the foregoing, in the event of a "change in control" of First Citizens or the Bank, as defined in Section 9 hereof, the provisions of this subsection (f) shall be null and void.

         (g) In the event the employment of the Employee is terminated by First Citizens or the Bank without cause under Section 8(a) hereof or the Employee's employment is terminated in accordance with Section 9 hereof and the Bank fails to make timely payment of the amounts then owed to the Employee under this Agreement, upon legal judgment or settlement providing for such payment to the Employee, the Employee shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred by the Employee in taking action to collect such amounts or otherwise to enforce this Agreement, plus interest on such amounts at the rate of one percent (1%) above the prime rate (defined as the base rate on corporate loans at large U.S. money center commercial banks as published by The Wall Street Journal), compounded monthly, for the period from the date of employment termination until payment is made to the Employee. Such reimbursement and interest shall be in addition to all rights which the Employee is otherwise entitled to under this Agreement.

    9.   Change in Control.

         (a) If during the term of this Agreement there is a change in control of First Citizens or the Bank, the Employee shall be entitled to receive as a severance payment for services previously rendered to First Citizens or the Bank, a lump sum cash payment as provided for herein (subject to Section (c) below) in the event the Employee's employment is terminated, voluntarily or involuntarily, in connection with, or within one year after, the change in control of First Citizens or the Bank, unless such termination occurs by virtue of normal retirement, permanent and total disability (as defined in Section 22(d) of the Code) or death. Subject to paragraph (c) below, the amount of this payment shall equal (i) one year's then-current salary under Section 2 of this Agreement, computed as if paid out ratably in twenty-four bimonthly installments and discounted to present value applying the Federal short-term monthly rate then in effect under Section 1274(d) of the Code, if the Employee voluntarily terminates his employment without "Good Reason" (as hereinafter defined) or (ii) three times the Employee's average annual compensation which was payable by the Bank and was includible in the Employee's gross income for federal income tax purposes (excluding for this purpose any income associated with the exercise of stock options) with respect to the five most recent taxable years of the Employee ending prior to such change in control of First Citizens or the Bank (or such portion of such period during which the Employee was a full-time employee of First Citizens or the Bank), computed as if paid out ratably in seventy-two bimonthly installments and discounted to present value applying the Federal short-term monthly rate then in effect under Section 1274(d) of the Code, if the Employee's termination of employment was either voluntary with Good Reason (as defined in paragraph (d)), or involuntary. If the Employee notifies the Board of Directors of First Citizens or the Bank that he intends to resign voluntarily for Good Reason, he shall state in his notice the reasons why he believes that Good Reason exists for his resignation. Unless First Citizens or the Bank, within 30 days of the date of the Employee's notice of resignation, reject the Employee's statement that Good Reason exists, the Employee's entitlement to severance payment for three times his five-year average compensation as provided above shall be conclusive. If First Citizens or the Bank rejects the Employee's statement of Good Reason within such 30-day period, the dispute shall be resolved by the American Arbitration Association, under the rules thereof, but First Citizens or the Bank shall have the burden of proving that their rejection of the Employee's Statement was proper. Payment under this Section 9(a) shall be in lieu of any payment under Section 8(a)(ii) hereof. However, payment under this Section 9(a) shall not be reduced by any compensation which the Employee may receive from other employment with another employer after termination of the Employee's employment with First Citizens or the Bank. In addition, Section 8(a)(iii) shall apply in the case of any termination of employment within the scope of this Section 9(a). Any lump sum payment to the Employee shall be made on or before the fifth business day after Employee's last day of employment with First Citizens or the Bank or, in the event the Employee elects to have the liquidated damages paid out ratably as set forth above, the initial payment shall be made within thirty (30) days of the Employee's last day of employment with First Citizens or the Bank.

         (b) A "change in control", for purposes of this Agreement, shall have the same meaning as "Acquisition of Control" as set forth in 12 C.F.R. Part 574. In the event of a change of control, this Employment Agreement shall be binding upon and inure to the benefit of the surviving entity.

         (c) Notwithstanding any other provisions of this Agreement or of any other agreement, contract or understanding heretofore or hereafter entered into between the Employee and First Citizens or the Bank, except an agreement, contract or understanding hereafter entered into that expressly modifies or excludes application of this Section 9(c) (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by First Citizens or the Bank for the direct or indirect provision of compensation to the Employee (including groups or classes of participants or beneficiaries of which the Employee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Employee (a "Benefit Plan"), the Employee shall not have any right to receive any payment or other benefit under this Agreement, any Other Agreement or any Benefit Plan if such payment or benefit, taking into account all other payments or benefits to or for the Employee under this Agreement, all Other Agreements, and all Benefit Plans, would cause any payment to the Employee under this

Agreement to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code (a "Parachute Payment"). In the event that the receipt of any such payment or benefit under this Agreement, any Other Agreement, or any Benefit Plan would cause the Employee to be considered to have received a Parachute Payment under this Agreement, then the Employee shall have the right, in the Employee's sole discretion, to designate those payments or benefits under this Agreement, any Other Agreements, and/or any Benefit Plans, which should be reduced or eliminated so as to avoid having the payment to the Employee under this Agreement be deemed to be a Parachute Payment. Any payments made to the Employee pursuant to this Employment Agreement or otherwise are subject to and conditioned upon their compliance with 12 U.S.C. 1828(k) and any regulations promulgated thereunder.

         (d) "Good Reason" shall exist if any one or more of the following events shall occur:

                           (i) a material reduction in the authority, duties or responsibilities of the Employee from those which existed prior to the change in control or the reduction in the employee's job status, taking into consideration the corporate structure of any surviving or acquiring entity.


                          (ii)      failure to elect or re-elect the
                                    Employee to any office of First
                                    Citizens or of the Bank that the
                                    Employee held immediately prior to a
                                    change in control;


                         (iii) reduction in the Employee's salary or discontinuance of (or material reduction in value of) any benefit program in which the Employee participated prior to the change in control;

                          (iv)      a good faith determination by the
                                    Employee that, as a result of the
                                    change in control, he has been
                                    substantially hindered in the
                                    performance of, or has suffered a
                                    substantial reduction in, any of the
                                    authorities, powers, functions,
                                    responsibilities, or duties attached
                                    to any position held by the Employee
                                    prior to the change in control;

                           (v)      liquidation, dissolution, merger,
                                    consolidation, or reorganization of
                                    First Citizens or the Bank or sale of
                                    a significant portion of its or their
                                    assets unless the successor entity
                                    assumes all duties and obligations of
                                    First Citizens and the Bank under this
                                    Agreement;

                          (vi) relocation of the principal office of First Citizens or the Bank to a location more than 25 miles from its existing location; or

                         (vii) any material breach of this Agreement by First Citizens or the Bank (or any successor).


If the Employee notifies the Board of Directors of First Citizens or the Bank that he intends to resign voluntarily for Good Reason, he shall state in his notice the reasons why he believes that Good Reason exists for his resignation.

         Unless First Citizens or the Bank, within thirty (30) days of the date of the Employee's notice of resignation, rejects the Employee's statement that Good Reason exists, the Employee's entitlement to severance payment as provided in Section 9(a) above shall be conclusive. If the Board of Directors rejects the Employee's statement of Good Reason within such thirty (30) day period, the dispute shall be resolved by the American Arbitration Association, under the rules thereof, but First Citizens or the Bank shall have the burden of proving that their rejection of the Employee's statement was proper.

                  (e) In the event Section 9(a) of this Agreement applies, any reasonable legal fees incurred by Employee in connection with the interpretation or enforcement of this Agreement shall be paid by First Citizens or the Bank within seven business days of the rendering of a bill for such legal services.
In the event Employee pays such fees, Employee shall be entitled to prompt reimbursement of such payments, plus interest on such payments at the rate provided in Section 8(g) hereof.

                  (f)(1) First Citizens and the Bank agree that, in the event Employee requests, the payment of all or any portion of amounts due under this
Section 9 shall be deferred until such day or dates that Employee requests.

                    (2) Any such request by Employee must be made in writing no later than the close of business on the last day of Employee's employment and must specifically state the amount of the payment to be deferred and the date or dates on which such payments are to be made.

                     (3)  In the event of any deferral by
Employee, the amount deferred shall be deemed invested in such manner as Employee may indicate in such deferral notice; provided that Employee shall be limited in his choice of such deemed investment to any equity or fixed income (including money market) mutual fund registered under the Investment Company Act of 1940 that is managed by or affiliated with The Putnam Management Company, Inc., Vanguard Group, Fidelity Management and Research Company, The Dreyfus Corporation, or Janus Capital Corporation.

                    (4) If Employee so requests, the amounts deferred shall be contributed in cash by First Citizens or the Bank to an irrevocable "rabbi trust" satisfying the guidelines established by the Internal Revenue Service in Revenue Procedure 92-64 (or any successor guidelines) provided that such trust shall permit the Employee to designate the investment of the trust assets within the same parameters set forth in paragraph (3) above.

                    (5) In the event Employee shall elect to defer any amounts to (x) the date of Employee's retirement or (y) the date Employee reaches age 60 or any later date, Employee shall be permitted to further elect to defer such amount to a later date, provided that any such further election shall be made on a date no earlier than 90 days prior to, nor later than 30 days prior to, the date Employee originally elected.

                     (6) First Citizens, Bank, and Employee agree that Employee shall prepare, and submit to First Citizens or Bank, the necessary Trust documents (in the event Employee elects under paragraph (4) to establish such a trust) and that First Citizens or Bank shall be responsible for any reasonable legal fees associated with the creation of said trust. Any revisions to said Trust documents must be mutually agreed to by (x) First Citizens or Bank and (y) Employee and in the event such agreement cannot be reached, the Trust documents as submitted by Employee shall be executed by First Citizens, Bank, and Employee provided that Employee shall deliver to First

Citizens and Bank an opinion of legal counsel (acceptable to First Citizens and Bank) that said Trust satisfies the requirements of paragraph (4).

     10. Disability. If the Employee shall become disabled or incapacitated to the extent that the Employee is unable to perform the Employee's duties and responsibilities hereunder, the Employee shall be entitled to receive disability benefits of the type provided for other executive employees of First Citizens or the Bank.

   11. Reimbursement of the Bank by First Citizens. To the extent that First Citizens engages in any business activities other than being the holding company of the Bank, First Citizens shall reimburse the Bank for any portion of the compensation paid by the Bank to the Employee hereunder that relates to the Employee's services as to such other business activities.

   12. No Assignments. This Agreement is personal to each of the parties hereto. No party may assign or delegate any rights or obligations hereunder without first obtaining the written consent of the other party hereto. However, in the event of the death of the Employee all rights to receive payments hereunder shall become rights of the Employee's estate.

   13. Other Contracts. The Employee shall not, during the term of this Agreement, have any other paid employment other than with a subsidiary of First Citizens, except with the prior approval of the Boards of Directors of First Citizens and the Bank. All other Employment Agreements heretofore entered into between the same parties as set forth herein in the first paragraph, are merged into this Employment Agreement and hereafter shall be Null and Void and of no effect.

   14. Staff and Location. The Employee shall be provided such facilities, support services and staff to assist the Employee in the performance of his duties of the type customarily provided to persons serving in similar executive officer capacities. Without the consent of the Employee, he shall not be required to relocate his office to a location outside the Washington, D.C.-Baltimore Metropolitan Area.

   15. Amendments or Additions; Action by Board of Directors. No amendments or additions to this Agreement shall be binding unless in writing and signed by all parties hereto. The prior approval by a majority vote of the full Boards of Directors of First Citizens and the Bank shall be required in order for First Citizens and the

Bank to authorize any amendments or additions to this Agreement, to give any consents or waivers of provisions of this Agreement, or to take any other action under this Agreement, including any termination of employment with or without cause under Section 8(a) hereof.

   16. Section Headings. The section headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

   17. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

   18. Waiver of Breach. The waiver by the Bank or the Employee of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. No waiver by the Bank shall be valid unless in writing and signed by an authorized officer of the Bank, and no waiver by the Employee shall be valid unless in writing and signed by the Employee.

   19. Governing Law. This Agreement shall be governed by the laws of the United States to the extent applicable and otherwise by the laws of the State of Maryland.

   20. OTS Review. The obligations of the Bank under this Agreement shall be subject to the approval of the OTS Regional Director under Regulatory Bulletin 27a, and such obligations shall be appropriately modified to the extent required by the OTS Regional Director. If any of the payments required by this Agreement to be made by the Bank are determined by the OTS Regional Director to be contrary to Regulatory Bulletin 27a, such payments shall instead be made by First Citizens and not by the Bank, unless the OTS Regional Director determines that the making of such payments by First Citizens would be likely to adversely affect the financial or managerial condition of the Bank, in which case neither First Citizens nor the Bank shall be obligated to make such payments.

         21.      Effective Date of Agreement; Supersedes Prior
Agreement. This Agreement shall become effective, as of January 1, 1995, and shall supersede the prior Employment

Agreement, dated January 1, 1995, which Agreement shall thereafter become void and of no force and effect.




ATTEST:                 CITIZENS SAVINGS BANK F.S.B.


        /s/             By         /s/           (SEAL)
                          Herbert W. Jorgensen
                          Chairman of the Board


ATTEST:                 FIRST CITIZENS FINANCIAL
                          CORPORATION


        /s/             By         /s/           (SEAL)
                          Herbert W. Jorgensen
                          Chairman of the Board


                                                 (SEAL)
                        Enos K. Fry

                                     AMENDED EMPLOYMENT AGREEMENT


    THIS AMENDED EMPLOYMENT AGREEMENT ("Agreement"), is made this seventh day of September , 1995, between and among FIRST CITIZENS FINANCIAL CORPORATION ("First Citizens"), CITIZENS SAVINGS BANK F.S.B. (the "Bank") and CHARLES R. DUDA (the "Employee").

    WHEREAS, the parties hereto desire to enter into an Employment Agreement, dated January 1, 1995 (the "Employment Agreement"); and

    WHEREAS, the parties hereto desire to modify and amend certain terms and provisions of the Employment Agreement as set forth herein.

    NOW, THEREFORE, in consideration of the premises and premises recited herein and such other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the parties hereto hereby agree to modify and amend the Employment Agreement to provide as follows:

    1. Employment. The Employee is employed as Chief Operating Officer of First Citizens and Chief Operating Officer of the Bank from the date hereof through the term of this Agreement. As Chief Operating Officer of First Citizens and the Bank, the Employee shall render executive, policy and other management services to First Citizens and the Bank of the type customarily performed by persons serving in similar executive officer capacities. The Employee shall also perform such duties as the Boards of Directors of First Citizens and the Bank may from time to time reasonably direct. During the term of this Agreement, there shall be no material increase or decrease in the duties and responsibilities of the Employee, unless the parties otherwise agree in writing.

         Unless directed otherwise by the Boards of Directors of First Citizens or the Bank, the Employee shall be responsible for directing and administering the operations and activities of First Citizens and the Bank in accordance with regulatory requirements and the objectives, policies and direction of the President, Chief Executive Officer and the Boards of Directors of First Citizens and the Bank. As Chief Operating Officer and within the limits of prudent business practice and the policies and direction set forth by the President, Chief

Executive Officer and the Boards of Directors, the Employee is specifically designated the management authority necessary to conduct the day-to-day affairs of First Citizens and the Bank, including lending, borrowing, investing, operations, administrative services, marketing and public relations. With the approval of the President and Chief Executive Officer, he reviews key officer personnel to be hired and promoted, and he evaluates subordinate employees, recommends promotions, disciplinary actions and/or salary adjustments. He serves as Chairman of the Senior Management Committee and as a member of the Loan Committee and as Senior Loan Officer is responsible for planning, coordinating and supervising all Loan Division activities.

         The Employee shall report directly to the President and Chief Executive Officer and assist in the formulation of objectives and policies and the development of short and long range plans and programs for First Citizens and the Bank. The Employee shall consult with the President and Chief Executive Officer to insure clear communications and effective implementation of the Boards' policies and programs.

         The Employee shall assist the President and Chief Executive Officer in providing direction to management and shall delegate as much of his authority as may be necessary to maintain an effective organization. The Employee shall be accountable to the President, the Chief Executive Officer and the Boards of Directors for the operating results and financial soundness and stability of First Citizens and the Bank.

         2. Salary. The Bank agrees to pay the Employee during the term of this Agreement a salary at an annual rate equal to not less than One Hundred Twenty-five Thousand Dollars ($125,000.00). The salary of the Employee shall not be decreased at any time during the term of this Agreement from the amount then in effect, unless the Employee otherwise agrees in writing. Salary shall be paid every other week on a pro-rated basis.

         3. Discretionary Bonuses. In addition to his salary under Section 2 hereof, the Employee shall be entitled to participate in an equitable manner with all other executive employees of First Citizens and the Bank in such discretionary bonuses as may be authorized, declared and paid by the Board of Directors of First Citizens and of the Bank to their executive employees during the term of this Agreement; provided, that the amount of any discretionary bonus paid to the Employee with respect to any calendar year shall in no event exceed fifty percent (50%) of the Employee's annual salary for such calendar year. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such bonuses when and as declared by the Boards of Directors of First Citizens and the Bank.

    4. Participation in Retirement and Employee Benefit Plans; Fringe Benefits. The Employee shall be entitled to participate in any plan of First Citizens or the Bank relating to stock options, stock purchases, pension, thrift, profit sharing, group life insurance, medical coverage, education or other retirement or employee benefits that First Citizens or the Bank has adopted or may adopt for the benefit of its executive employees. The Employee shall also be entitled to participate in any other fringe benefits which are now or may be or become applicable to First Citizens or the Bank's executive employees, including the payment of reasonable expenses for attending annual and periodic meetings of trade associations and any other benefits which are commensurate with the duties and responsibilities to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable business expenses necessarily incurred by him in the performance of his duties upon presentation of an itemized account indicating the amount and business purpose of the expenses which expenses shall be approved by the President and/or the Chief Executive Officer. Participation in these plans and fringe benefits shall not reduce the salary payable to the employee under Section 2 hereof.

    5. Term. The initial term of employment under this Agreement shall be for a period commencing on the date hereof and ending on December 31, 1995. First Citizens and the Bank, in the event they desire to renew this Agreement for one
(1) additional year, shall, on or before September 30, 1995, and on each subsequent September 30th during the term of this Agreement, give the Employee written notice of their offer to renew this Agreement for one (1) additional year, and Employee shall have fifteen (15) calendar days from the date of such notice to accept or reject such offer in writing. In the event the Employee accepts the offer to renew this Agreement as provided herein, the Agreement shall be renewed for one (1) additional year. In the event the Employee rejects the offer to renew this Agreement, this Agreement shall terminate upon expiration of the terms as provided herein. The initial term and the renewed terms are collectively referred to herein as the term of this Agreement. In the event of a change in control as hereinafter defined in paragraph 9(b), the initial term of employment shall commence on the date the change in control occurs and the term of employment shall end on the date three (3) years thereafter.

    6. Standards. The Employee shall perform the Employee's duties and responsibilities under this Agreement in accordance with such reasonable standards as may be established from time to time by the Boards of Directors of First Citizens and the Bank. The reasonableness of such standards shall be measured against standards for executive performance generally prevailing in the thrift industry.

    7. Voluntary Absences; Vacations. In addition to all holidays recognized by First Citizens or the Bank, the Employee shall be entitled, without loss of pay, to be absent voluntarily for reasonable periods of time from the performance of the duties and responsibilities under this Agreement. All such voluntary absences shall count as paid vacation time, unless the Boards of Directors of First Citizens and the Bank otherwise approve. The Employee shall be entitled to an annual paid vacation of at least twenty-five (25) days per year or such longer period as the Boards of Directors of First Citizens and the Bank may approve. The timing of paid vacations shall be scheduled in a reasonable manner by the Employee. The Employee shall not be entitled to receive any additional compensation from First Citizens or the Bank on account of failure to take a paid vacation, but may accumulate, in accordance with policies established from time to time by the Boards of Directors for executive officers of First Citizens or the Bank, unused paid vacation time from one fiscal year to the next.

    8.   Termination of Employment.

         (a) (i) The Boards of Directors of First Citizens and the Bank may terminate the Employee's employment during the term of the Employment Agreement at any time, but any termination by such Boards of Directors other than termination for cause shall not prejudice the Employee's right to compensation or other benefits under this Agreement, including the benefits provided pursuant to Section 4, above. The Employee shall have no right to receive compensation or other benefits for any period after termination for cause. The term "termination for cause" shall mean termination because of the Employee's personal dishonesty or breach of fiduciary duty involving personal profit, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order. In determining "cause", the acts or omissions shall be measured against standards generally prevailing in the thrift industry; provided, that it shall be First Citizens' and the Bank's burden to prove the alleged acts and omissions and the prevailing nature of the standards First Citizens or the Bank shall have alleged are violated by such acts and/or omissions.

                           (ii)     The parties acknowledge and agree that
damages which will result to Employee for termination without cause shall be extremely difficult or impossible to establish or prove, and agree that, unless the termination is for cause, the Bank, shall be obligated, concurrently with such termination, to make a lump sum cash payment to the Employee as liquidated damages of an amount equal to one year's then-current salary under Section 2 of this Agreement, computed as if paid out ratably in twenty-four bimonthly installments and discounted to present value applying the Federal short-term monthly rate then in effect under Section 1274(d) of the Internal Revenue of 1986, as amended (the "Code"); provided, however, that if the termination of employment occurs in connection with or as a result of a "change in control", as defined in Section 9(b) hereof, of either First Citizens or the Bank, the provisions of Section 9(a) shall govern the calculation of the amount of liquidated damages payable to the Employee and any payment pursuant to Section 9(a) shall satisfy the liquidated damage payment obligations under this Section 8(a)(ii); provided further, however, that the Employee shall have the right to elect in writing (in connection with a termination of employment not as a result of "change in control"), concurrently with such termination, to have the liquidated damages paid out ratably in twenty-four bimonthly installments over the twelve month period immediately following such termination, in which event the amount of the liquidated damages shall not be discounted to present value. Employee agrees that, except for such other payments and benefits to which the Employee may be entitled as expressly provided by the terms of this Agreement, such liquidated damages shall be in lieu of all other claims which Employee may make by reason of such termination. Any lump sum payment to the Employee shall be made on or before the Employee's last day of employment with First Citizens or the Bank, or, in the event the Employee elects to have the liquidated damages paid out ratably as set forth above, the initial payment shall be made within thirty (30) days of the Employee's last day of employment with First Citizens or the Bank. The liquidated damages amount shall not be reduced by any compensation which the Employee may receive for other employment with another employer after termination of employment with First Citizens or the Bank.

                       (iii) In addition to the liquidated
damages above described that are payable to the Employee for termination without cause, the following shall apply in the event of any termination without cause or in the event of any termination subject to Section 9 hereof: (1) the Employee shall be entitled to be paid for all accrued and unused vacation and sick days;
(2) the Employee shall continue to participate in, and accrue benefits under, all retirement, pension, profit-sharing, employee stock ownership, and other deferred compensation plans of the Bank for the remaining term of this Agreement as if the termination of employment of the Employee had not occurred (with the Employee being deemed to receive annually for the purposes of such plans the Employee's then current salary (at the time of his termination) under Section 2 of the Agreement), except to the extent that such continued participation and accrual is expressly prohibited by law or, to the extent such plan constitutes a "qualified plan" under Section 401 of the code (a "Qualified Plan"), by the terms of the plan; (3) the Employee shall be entitled to continue to receive all other employee benefits and then existing fringe benefits referred to in Section 4 hereof for the remaining term of this Agreement as if the termination of employment had not occurred; (4) the Bank shall, on the date of the Employee's termination of employment, establish a trust that meets the guidelines of the Model Trust released by the Internal Revenue Service in Revenue Procedure 92-64 (July 28, 1992) (as the same may be modified or supplemented from time to time) (the "Trust"), the assets of which will be held, subject to the claims of judgment creditors of the Bank, solely to fund the benefits that the Employee is entitled to under this Section 8(a)(iii), and the Bank shall transfer to the Trust an amount sufficient to fund any benefit accrued by the Employee under any defined benefit pension plan maintained by the Bank to the extent that such defined benefit pension plan is not fully funded on a termination basis, as determined under the rules and regulations published by the Pension Benefit Guaranty Corporation, at the time of termination of the Employee's employment; and to fund fully all benefits accrued by the Employee under any defined contribution plan maintained by the Bank to the extent that such benefits are not fully funded at the time of termination of the Employee's employment; and
(5) all insurance or other provisions for indemnification, defense or hold-harmless of officers or directors of First Citizens or the Bank which are in effect on the date the notice of termination is sent to the Employee shall continue for the Benefit of the Employee with respect to all of his acts and omissions while an officer or director as fully and completely as if such termination had not occurred, and until the final expiration or running of all periods of limitation against action which may be applicable to such acts or omissions.

         (b) If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act, as amended (12 U.S.C. 1818(e)(3) and (g)(1)), First Citizens' and the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, First Citizens or the Bank may in their discretion (i) pay the Employee all or part of the compensation withheld while such contractual obligations were suspended, and
(ii) reinstate in whole or in part any of their obligations which were suspended.

         (c) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, as amended (12 U.S.C. 1818(e)(4) or (g)(1)), all obligations of First Citizens and the Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties shall not be affected.

         (d) If the Bank is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act, as amended), all obligations of First Citizens and the Bank under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the parties.

         (e) All obligations under this Agreement shall be terminated, except to the extent that continuation of this Agreement is necessary for the continued operation of the Bank as determined (i) by the Director (as defined in 12 C.F.R. 561.18(b)) or his or her designee, at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in
Section 13(c) of the Federal Deposit Insurance Act, as amended; or (ii) by the Director or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank after a finding that the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any termination hereunder.

         (f) Should the Employee terminate his employment under this Agreement prior to the end of the term of this Agreement, for any reason except for "Good Reason" as hereinafter provided in paragraph 9, or should First Citizens or the Bank terminate the Employee for cause, as herein set forth in paragraph 8(a)(i), First Citizens and/or the Bank shall be entitled, in addition to their other legal remedies, to enjoin the employment of the Employee with any significant competitor of First Citizens or the Bank for a period of the remaining term of this Agreement or six (6) months, whichever is longer. The term "significant competitor" shall mean any commercial bank, savings bank, savings and loan association or mortgage banking company, or a holding company affiliate of any of the foregoing, which at the date of its employment of the Employee has total consolidated assets, or a loan servicing portfolio, of Fifty Million Dollars ($50,000,000) or more and an office out of which the Employee would be primarily based within thirty (30) miles of First Citizens' or the Bank's home office. Further, the Employee shall not, during the term of his employment, or within twelve (12) months thereafter, contact or attempt to persuade any employee of First Citizens (including any service corporation) or the Bank to terminate his or her employment with said company other than such terminations which would be done in the ordinary course of business. First Citizens and/or the Bank shall be entitled to enjoin the Employee from contacting or attempting to persuade any person who was an employee of First Citizens (including any service corporation) and/or the Bank, within the twelve (12) months immediately following the Employee's termination date, from terminating his or her employment with First Citizens and/or the Bank.

         Notwithstanding the foregoing, in the event of a "change in control" of First Citizens or the Bank, as defined in Section 9 hereof, the provisions of this subsection (f) shall be null and void.

         (g) In the event the employment of the Employee is terminated by First Citizens or the Bank without cause under Section 8(a) hereof or the Employee's employment is terminated in accordance with Section 9 hereof and the Bank fails to make timely payment of the amounts then owed to the Employee under this Agreement, upon legal judgment or settlement providing for such payment to the Employee, the Employee shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred by the Employee in taking action to collect such amounts or otherwise to enforce this Agreement, plus interest on such amounts at the rate of one percent (1%) above the prime rate (defined as the base rate on corporate loans at large U.S. money center commercial banks as published by The Wall Street Journal), compounded monthly, for the period from the date of employment termination until payment is made to the Employee. Such reimbursement and interest shall be in addition to all rights which the Employee is otherwise entitled to under this Agreement.

    9.   Change in Control.

         (a) If during the term of this Agreement there is a change in control of First Citizens or the Bank, the Employee shall be entitled to receive as a severance payment for services previously rendered to First Citizens or the Bank, a lump sum cash payment as provided for herein (subject to Section (c) below) in the event the Employee's employment is terminated, voluntarily or involuntarily, in connection with, or within one year after, the change in control of First Citizens or the Bank, unless such termination occurs by virtue of normal retirement, permanent and total disability (as defined in Section 22(d) of the Code) or death. Subject to paragraph (c) below, the amount of this payment shall equal (i) one year's then-current salary under Section 2 of this Agreement, computed as if paid out ratably in twenty-four bimonthly installments and discounted to present value applying the Federal short-term monthly rate then in effect under Section 1274(d) of the Code, if the Employee voluntarily terminates his employment without "Good Reason" (as hereinafter defined) or (ii) three times the Employee's average annual compensation which was payable by the Bank and was includible in the Employee's gross income for federal income tax purposes (excluding for this purpose any income associated with the exercise of stock options) with respect to the five most recent taxable years of the Employee ending prior to such change in control of First Citizens or the Bank (or such portion of such period during which the Employee was a full-time employee of First Citizens or the Bank), computed as if paid out ratably in seventy-two bimonthly installments and discounted to present value applying the Federal short-term monthly rate then in effect under Section 1274(d) of the Code, if the Employee's termination of employment was either voluntary with Good Reason (as defined in paragraph (d)), or involuntary. If the Employee notifies the Board of Directors of First Citizens or the Bank that he intends to resign voluntarily for Good Reason, he shall state in his notice the reasons why he believes that Good Reason exists for his resignation. Unless First Citizens or the Bank, within 30 days of the date of the Employee's notice of resignation, reject the Employee's statement that Good Reason exists, the Employee's entitlement to severance payment for three times his five-year average compensation as provided above shall be conclusive. If First Citizens or the Bank rejects the Employee's statement of Good Reason within such 30-day period, the dispute shall be resolved by the American Arbitration Association, under the rules thereof, but First Citizens or the Bank shall have the burden of proving that their rejection of the Employee's Statement was proper. Payment under this Section 9(a) shall be in lieu of any payment under Section 8(a)(ii) hereof. However, payment under this Section 9(a) shall not be reduced by any compensation which the Employee may receive from other employment with another employer after termination of the Employee's employment with First Citizens or the Bank. In addition, Section 8(a)(iii) shall apply in the case of any termination of employment within the scope of this Section 9(a). Any lump sum payment to the Employee shall be made on or before the fifth business day after Employee's last day of employment with First Citizens or the Bank or, in the event the Employee elects to have the liquidated damages paid out ratably as set forth above, the initial payment shall be made within thirty (30) days of the Employee's last day of employment with First Citizens or the Bank.

         (b) A "change in control", for purposes of this Agreement, shall have the same meaning as "Acquisition of Control" as set forth in 12 C.F.R. Part 574. In the event of a change of control, this Employment Agreement shall be binding upon and inure to the benefit of the surviving entity.

         (c) Notwithstanding any other provisions of this Agreement or of any other agreement, contract or understanding heretofore or hereafter entered into between the Employee and First Citizens or the Bank, except an agreement, contract or understanding hereafter entered into that expressly modifies or excludes application of this Section 9(c) (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by First Citizens or the Bank for the direct or indirect provision of compensation to the Employee (including groups or classes of participants or beneficiaries of which the Employee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Employee (a "Benefit Plan"), the Employee shall not have any right to receive any payment or other benefit under this Agreement, any Other Agreement or any Benefit Plan if such payment or benefit, taking into account all other payments or benefits to or for the Employee under this Agreement, all Other Agreements, and all Benefit Plans, would cause any payment to the Employee under this

Agreement to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code (a "Parachute Payment"). In the event that the receipt of any such payment or benefit under this Agreement, any Other Agreement, or any Benefit Plan would cause the Employee to be considered to have received a Parachute Payment under this Agreement, then the Employee shall have the right, in the Employee's sole discretion, to designate those payments or benefits under this Agreement, any Other Agreements, and/or any Benefit Plans, which should be reduced or eliminated so as to avoid having the payment to the Employee under this Agreement be deemed to be a Parachute Payment. Any payments made to the Employee pursuant to this Employment Agreement or otherwise are subject to and conditioned upon their compliance with 12 U.S.C. 1828(k) and any regulations promulgated thereunder.

         (d) "Good Reason" shall exist if any one or more of the following events shall occur:

                           (i) a material reduction in the authority, duties or responsibilities of the Employee from those which existed prior to the change in control or the reduction in the employee's job status, taking into consideration the corporate structure of any surviving or acquiring entity.


                           (ii)     failure to elect or re-elect the
                                    Employee to any office of First
                                    Citizens or of the Bank that the
                                    Employee held immediately prior to a
                                    change in control;


                          (iii) reduction in the Employee's salary or discontinuance of (or material reduction in value of) any benefit program in which the Employee participated prior to the change in control;

                           (iv)     a good faith determination by the
                                    Employee that, as a result of the
                                    change in control, he has been
                                    substantially hindered in the
                                    performance of, or has suffered a
                                    substantial reduction in, any of the
                                    authorities, powers, functions,
                                    responsibilities, or duties attached
                                    to any position held by the Employee
                                    prior to the change in control;

                           (v)      liquidation, dissolution, merger,
                                    consolidation, or reorganization of
                                    First Citizens or the Bank or sale of
                                    a significant portion of its or their
                                    assets unless the successor entity
                                    assumes all duties and obligations of
                                    First Citizens and the Bank under this
                                    Agreement;

                           (vi) relocation of the principal office of First Citizens or the Bank to a location more than 25 miles from its existing location; or

                          (vii) any material breach of this Agreement by First Citizens or the Bank (or any successor).


If the Employee notifies the Board of Directors of First Citizens or the Bank that he intends to resign voluntarily for Good Reason, he shall state in his notice the reasons why he believes that Good Reason exists for his resignation.

         Unless First Citizens or the Bank, within thirty (30) days of the date of the Employee's notice of resignation, rejects the Employee's statement that Good Reason exists, the Employee's entitlement to severance payment as provided in Section 9(a) above shall be conclusive. If the Board of Directors rejects the Employee's statement of Good Reason within such thirty (30) day period, the dispute shall be resolved by the American Arbitration Association, under the rules thereof, but First Citizens or the Bank shall have the burden of proving that their rejection of the Employee's statement was proper.

                  (e) In the event Section 9(a) of this Agreement applies, any reasonable legal fees incurred by Employee in connection with the interpretation or enforcement of this Agreement shall be paid by First Citizens or the Bank within seven business days of the rendering of a bill for such legal services.
In the event Employee pays such fees, Employee shall be entitled to prompt reimbursement of such payments, plus interest on such payments at the rate provided in Section 8(g) hereof.

                  (f)(1) First Citizens and the Bank agree that, in the event Employee requests, the payment of all or any portion of amounts due under this
Section 9 shall be deferred until such day or dates that Employee requests.

                    (2) Any such request by Employee must be made in writing no later than the close of business on the last day of Employee's employment and must specifically state the amount of the payment to be deferred and the date or dates on which such payments are to be made.

                     (3)  In the event of any deferral by
Employee, the amount deferred shall be deemed invested in such manner as Employee may indicate in such deferral notice; provided that Employee shall be limited in his choice of such deemed investment to any equity or fixed income (including money market) mutual fund registered under the Investment Company Act of 1940 that is managed by or affiliated with The Putnam Management Company, Inc., Vanguard Group, Fidelity Management and Research Company, The Dreyfus Corporation, or Janus Capital Corporation.

                    (4) If Employee so requests, the amounts deferred shall be contributed in cash by First Citizens or the Bank to an irrevocable "rabbi trust" satisfying the guidelines established by the Internal Revenue Service in Revenue Procedure 92-64 (or any successor guidelines) provided that such trust shall permit the Employee to designate the investment of the trust assets within the same parameters set forth in paragraph (3) above.

                    (5) In the event Employee shall elect to defer any amounts to (x) the date of Employee's retirement or (y) the date Employee reaches age 60 or any later date, Employee shall be permitted to further elect to defer such amount to a later date, provided that any such further election shall be made on a date no earlier than 90 days prior to, nor later than 30 days prior to, the date Employee originally elected.

                     (6) First Citizens, Bank, and Employee agree that Employee shall prepare, and submit to First Citizens or Bank, the necessary Trust documents (in the event Employee elects under paragraph (4) to establish such a trust) and that First Citizens or Bank shall be responsible for any reasonable legal fees associated with the creation of said trust. Any revisions to said Trust documents must be mutually agreed to by (x) First Citizens or Bank and (y) Employee and in the event such agreement cannot be reached, the Trust documents as submitted by Employee shall be executed by First Citizens, Bank, and Employee provided that Employee shall deliver to First

Citizens and Bank an opinion of legal counsel (acceptable to First Citizens and Bank) that said Trust satisfies the requirements of paragraph (4).

     10. Disability. If the Employee shall become disabled or incapacitated to the extent that the Employee is unable to perform the Employee's duties and responsibilities hereunder, the Employee shall be entitled to receive disability benefits of the type provided for other executive employees of First Citizens or the Bank.

   11. Reimbursement of the Bank by First Citizens. To the extent that First Citizens engages in any business activities other than being the holding company of the Bank, First Citizens shall reimburse the Bank for any portion of the compensation paid by the Bank to the Employee hereunder that relates to the Employee's services as to such other business activities.

   12. No Assignments. This Agreement is personal to each of the parties hereto. No party may assign or delegate any rights or obligations hereunder without first obtaining the written consent of the other party hereto. However, in the event of the death of the Employee all rights to receive payments hereunder shall become rights of the Employee's estate.

   13. Other Contracts. The Employee shall not, during the term of this Agreement, have any other paid employment other than with a subsidiary of First Citizens, except with the prior approval of the Boards of Directors of First Citizens and the Bank. All other Employment Agreements heretofore entered into between the same parties as set forth herein in the first paragraph, are merged into this Employment Agreement and hereafter shall be Null and Void and of no effect.

   14. Staff and Location. The Employee shall be provided such facilities, support services and staff to assist the Employee in the performance of his duties of the type customarily provided to persons serving in similar executive officer capacities. Without the consent of the Employee, he shall not be required to relocate his office to a location outside the Washington, D.C.-Baltimore Metropolitan Area.

   15. Amendments or Additions; Action by Board of Directors. No amendments or additions to this Agreement shall be binding unless in writing and signed by all parties hereto. The prior approval by a majority vote of the full Boards of Directors of First Citizens and the Bank shall be required in order for First Citizens and the

Bank to authorize any amendments or additions to this Agreement, to give any consents or waivers of provisions of this Agreement, or to take any other action under this Agreement, including any termination of employment with or without cause under Section 8(a) hereof.

   16. Section Headings. The section headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

   17. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

   18. Waiver of Breach. The waiver by the Bank or the Employee of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. No waiver by the Bank shall be valid unless in writing and signed by an authorized officer of the Bank, and no waiver by the Employee shall be valid unless in writing and signed by the Employee.

   19. Governing Law. This Agreement shall be governed by the laws of the United States to the extent applicable and otherwise by the laws of the State of Maryland.

   20. OTS Review. The obligations of the Bank under this Agreement shall be subject to the approval of the OTS Regional Director under Regulatory Bulletin 27a, and such obligations shall be appropriately modified to the extent required by the OTS Regional Director. If any of the payments required by this Agreement to be made by the Bank are determined by the OTS Regional Director to be contrary to Regulatory Bulletin 27a, such payments shall instead be made by First Citizens and not by the Bank, unless the OTS Regional Director determines that the making of such payments by First Citizens would be likely to adversely affect the financial or managerial condition of the Bank, in which case neither First Citizens nor the Bank shall be obligated to make such payments.

         21.      Effective Date of Agreement; Supersedes Prior
Agreement. This Agreement shall become effective, as of January 1, 1995, and shall supersede the prior Employment

Agreement, dated January 1, 1995, which Agreement shall thereafter become void and of no force and effect.


ATTEST:                 CITIZENS SAVINGS BANK F.S.B.


         /s/            By           /s/         (SEAL)
                          Herbert W. Jorgensen
                          Chairman of the Board


ATTEST:                 FIRST CITIZENS FINANCIAL
                          CORPORATION


         /s/            By           /s/         (SEAL)
                          Herbert W. Jorgensen
                          Chairman of the Board


                                                 (SEAL)
                        Charles R. Duda
                        Employee

                                   ADDENDUM TO EMPLOYMENT AGREEMENT
                                      (Benjamin O. Delaney, Jr.)



         THIS ADDENDUM TO EMPLOYMENT AGREEMENT is made this 15th day of December, 1994, by and between FIRST
CITIZENS MORTGAGE CORPORATION ("First Citizens Mortgage")
and BENJAMIN O. DELANEY, JR. (the "Employee").
         In consideration of the receipt of Ten Dollars ($10.00) in hand paid, and such other consideration the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
         1.       Section 2, "Salary" of the Employment Agreement,
dated January 1, 1994, is hereby modified and amended to
read as follows:
                  "2. Salary. First Citizens Mortgage agrees to pay the Employee during the term of this Agreement a salary at an annual rate equal to not less than One Hundred Fifty Thousand Dollars ($150,000.00). The Employee's salary shall be reviewed annually as of December 31st of each year during the term of this Agreement by the Board of Directors of First Citizens Mortgage. In determining the salary, the Board of Directors of First Citizens Mortgage may also provide for performance or merit increases. The salary of the Employee shall not be decreased at any time during the term of this Agreement from the amount then in effect, unless the Employee otherwise agrees in writing. The Employee's salary shall be paid every other week on a pro-rated basis. The

                  Employee shall not be entitled to receive fees for serving as a director of First Citizens Mortgage or for serving as a member of any committee of First Citizens Mortgage or Citizens Savings Bank F.S.B.

         2.       All other terms and provisions of the Employment
Agreement, except as expressly modified herein, shall remain in full force and effect.
         IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals the date first written above.

ATTEST:                                     FIRST CITIZENS MORTGAGE
                                            CORPORATION


       /s/                                  By:           /s/         [SEAL]
                                                Herbert W. Jorgensen
                                                Chief Executive Officer



       /s/                                                    /s/         [SEAL)
Witness                                              Benjamin O. Delaney, Jr.
                                                     Employee

                        ADDENDUM TO EMPLOYMENT AGREEMENT


         THIS ADDENDUM is made this   21st   day of November, 1995,
between FIRST CITIZENS MORTGAGE CORPORATION ("First Citizens
Mortgage") and BENJAMIN O. DELANEY, JR. (the "Employee").
         WHEREAS, the parties hereto entered into an Employment
Agreement, dated January 1, 1994; and
         WHEREAS, the parties desire to extend and amend said Employment Agreement as set forth herein.
         NOW, THEREFORE, in consideration for the mutual premises set forth herein, the parties hereby agree as follows:
         1. By Resolution approved by the Board of Directors of First Citizens Mortgage at its Board Meeting held on October 26, 1995, the term of the Employment Agreement is hereby extended for one (1) additional year.
         2. The language of Section 9, "Change in Control", is hereby amended by adding the following language as subsection
9.(e) of the Employment Agreement.
                  "(e) (1) First Citizens and the Bank agree that, in the event Employee requests, the payment of all or any portion of amounts due under this Section 9 shall be deferred until such day or dates that Employee requests.

                           (2) Any  such  request  by  Employee  must be made in
                  writing no later than the close of business on the last day of Employee's employment and must specifically state the amount of the payment to be deferred and the date or dates on which such payments are to be made.

                           (3) In the event of any  deferral  by  Employee,  the
                  amount deferred shall be deemed invested in such manner as Employee may indicate in such deferral notice; provided that Employee shall be limited in his choice of such deemed investment to any equity or fixed income (including money market) mutual fund registered under the Investment Company Act of 1940 that is managed by or affiliated with The Putnam Management Company, Inc., Vanguard Group, Fidelity Management and Research Company, The Dreyfus Corporation, or Janus Capital Corporation.

                           (4) If Employee  so  requests,  the amounts  deferred
                  shall be contributed in cash by First Citizens or the Bank to an irrevocable "rabbi trust" satisfying the guidelines established by the Internal Revenue Service in Revenue Procedure 92-64 (or any successor guidelines) provided that such trust shall permit the Employee to designate the investment of the trust assets within the same parameters set forth in paragraph (3) above.

                           (5) In the event  Employee  shall  elect to defer any
                  amounts to (x) the date of Employee's retirement or (y) the date Employee reaches age 60 or any later date, Employee shall be permitted to further elect to defer such amount to a later date, provided that any such further election shall be made on a date no earlier than 90 days prior to, nor later than 30 days prior to, the date Employee originally elected.

                           (6) First  Citizens,  Bank,  and Employee  agree that
                  Employee shall prepare, and submit to First Citizens or Bank, the necessary Trust documents (in the event Employee elects under paragraph (4) to establish such a trust) and that First Citizens or Bank shall be responsible for any reasonable legal fees associated with the creation of said trust. Any revisions to said Trust documents must be mutually agreed to by (x) First Citizens or Bank and (y) Employee and in the event such agreement cannot be reached, the Trust documents as submitted by Employee shall be executed by First Citizens, Bank, and Employee provided that Employee shall deliver to First Citizens and Bank an opinion of legal counsel (acceptable to First Citizens and Bank) that said Trust satisfies the requirements of paragraph (4)."

         3. All other terms and provisions of the Employment Agreement shall remain in full force and effect.

ATTEST:                        FIRST CITIZENS MORTGAGE CORPORATION



           /s/                       By:           /s/            (SEAL)
                                              Herbert W. Jorgensen
                                              Chief Executive Officer



          /s/                        By:           /s/            (SEAL)
Witness                                        Benjamin O. Delaney, Jr.
                                               Employee

                    EMPLOYMENT AGREEMENT


    AGREEMENT, dated as of January 1, 1994, between FIRST
CITIZENS MORTGAGE CORPORATION ("First Citizens Mortgage") and BENJAMIN O. DELANEY, JR. (the "Employee").

    WHEREAS, the parties desire to enter into this Agreement to set forth the terms and conditions for the employment relationship of the Employee with First Citizens Mortgage; and

    WHEREAS, the Employee is currently serving as President of First Citizens Mortgage; and

    WHEREAS, the Board of Directors of First Citizens Mortgage has approved and authorized the entry into this Agreement with the Employee, subject to review by the Office of Thrift Supervision ("OTS") Regional Director as to the obligations of First Citizens Mortgage hereunder;

    NOW, THEREFORE, it is agreed as follows:

    1. Employment. The Employee is employed as President of First Citizens Mortgage, a wholly owned subsidiary of Citizens Savings Bank F.S.B., from the date hereof through the term of this Agreement. As President of First Citizens Mortgage, the Employee shall serve as chief operating officer and shall render executive, policy and other management services to First Citizens Mortgage of the type customarily performed by persons serving in similar executive officer capacities. The Employee shall also serve as a voting member of the Board of Directors and perform such duties as the Board of Directors of First Citizens Mortgage may from time to time reasonably direct. During the term of this Agreement, there shall be no material increase or decrease in the duties and responsibilities of the Employee, unless the parties otherwise agree in writing.

         Unless directed otherwise by the Board of Directors of First Citizens Mortgage, the Employee shall be responsible for directing and administering the operations and activities of First Citizens Mortgage in accordance with regulatory requirements and the objectives, policies and direction of the Chief Executive Officer and the Board of Directors. As President and within the limits of prudent business practice and the policies and direction set forth by the Chief Executive Officer and the Board of Directors, the Employee is specifically designated the management authority necessary to conduct the day-to-day affairs of the corporation, including lending, borrowing, operations, administrative services, marketing and public relations, hiring, promotion and discipline of employees, approval and modification of FNMA and FHLMC loans and supervision of all mortgage secondary activities.

         The Employee shall report directly to the Chief Executive Officer and assist the Chief Executive Officer in the formulation of corporation objectives and policies and the development of short and long range plans and programs. The Employee shall consult with the Chief Executive Officer to insure clear communications and effective implementation of the Board's policies and programs.

         The Employee shall assist the Chief Executive Officer in providing direction to management and shall delegate as much of his authority as may be necessary in his determination to maintain an effective organization. The Employee shall be accountable to the Board for the corporation's operating results and financial soundness and stability of First Citizens Mortgage. It is intended that he shall serve as a member of Citizens Savings Bank F.S.B. Senior Management Committee and as a member of the Loan Committee.

    2. Salary. First Citizens Mortgage agrees to pay the Employee during the term of this Agreement a salary at an annual rate equal to not less than One Hundred Fifty Thousand Dollars ($150,000). The Employee's salary shall be reviewed annually as of December 31st of each year during the term of this Agreement by the Board of Directors of First Citizens Mortgage. In determining the salary, the Board of Directors of First Citizens Mortgage shall compensate the Employee for increases in the cost of living and may also provide for performance or merit increases. The salary of the Employee shall not be decreased at any time during the term of this Agreement from the amount then in effect, unless the Employee otherwise agrees in writing. The Employee's salary shall be paid every other week on a pro-rated basis. The Employee shall not be entitled to receive fees for serving as a director of First Citizens Mortgage or for serving as a member of any committee of First Citizens Mortgage or Citizens Savings Bank F.S.B.

    3. Discretionary Bonuses. In addition to his salary under Section 2 hereof, the Employee shall be entitled to participate in an equitable manner with all other executive employees of First Citizens Mortgage in such discretionary bonuses as may be authorized, declared and paid by the Board of Directors of First Citizens Mortgage to its executive employees during the term of this Agreement; provided, that the amount of any discretionary bonus paid to the Employee with respect to any calendar year shall in no event exceed fifty percent (50%) of the Employee's annual salary for such calendar year. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such bonuses when and as declared by the Board of Directors.

    4. Participation in Retirement and Employee Benefit Plans; Fringe Benefits. The Employee shall be entitled to participate in any plan of First Citizens Mortgage relating to stock options, stock purchases, pension, thrift, profit sharing, group life insurance, medical coverage, education or other retirement or employee benefits that First Citizens Mortgage has adopted or may adopt for the benefit of its executive employees; provided such plan(s) are the same and adopted by Citizens Savings Bank F.S.B. and/or First Citizens Financial Corporation. The Employee shall also be entitled to participate in any other fringe benefits which are now or may be or become applicable to First Citizens Mortgage's executive employees, including the payment of reasonable expenses for attending annual and periodic meetings of trade associations and any other benefits which are commensurate with the duties and responsibilities to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable business expenses necessarily incurred by him in the performance of his duties upon presentation of an itemized account indicating the amount and business purpose of the expenses which expenses shall be approved by the Chief Executive Officer. Participation in these plans and fringe benefits shall not reduce the salary payable to the Employee under Section 2 hereof.

    5. Term. The initial term of employment under this Agreement shall be for a period commencing on the date hereof and ending on December 31, 1996. First Citizens Mortgage may renew this Agreement by written notice to the Employee for one (1) additional year on or before December 31, 1994, and on each subsequent December 31st during the term of this Agreement, unless the Employee gives contrary written notice to the other parties hereto prior to such renewal date. Each initial term and all such renewed terms are collectively referred to herein as the term of this Agreement. In the event of a change in control as hereinafter defined in paragraph 9(b), the initial term of employment shall commence on the date the change in control occurs and the term of employment shall end three (3) years thereafter. First Citizens (or its successor) may renew this Agreement by written notice to the employee for one (1) additional year on or before the last day of the first year term hereof and on each subsequent yearly date thereafter, unless the Employee gives contrary written Notice to the other parties hereto prior to such renewal date.

    6. Standards. The Employee shall perform the Employee's duties and responsibilities under this Agreement in accordance with such reasonable standards as may be established from time to time by the Board of Directors of First Citizens Mortgage. The reasonableness of such standards shall be measured against standards for executive performance generally prevailing in the mortgage banking industry.

    7. Voluntary Absences; Vacations. In addition to all holidays recognized by First Citizens Mortgage, the Employee shall be entitled, without loss of pay, to be absent voluntarily for reasonable periods of time from the performance of the duties and responsibilities under this Agreement. All such voluntary absences shall count as paid vacation time, unless the Board of Directors of First Citizens Mortgage otherwise approves. The Employee shall be entitled to an annual paid vacation of at least twenty-four (24) days per year or such longer period as the Board of Directors of First Citizens Mortgage may approve. The timing of paid vacations shall be scheduled in a reasonable manner by the Employee. The Employee shall not be entitled to receive any additional compensation from First Citizens Mortgage on account of failure to take a paid vacation, but may accumulate, in accordance with policies established from time to time by the Board of Directors for executive officers of Citizens Savings Bank F.S.B., unused paid vacation time from one fiscal year to the next.

    8.   Termination of Employment.

         (a) (i) The Board of Directors of First Citizens Mortgage may terminate the Employee's employment during the term of the Employment Agreement at any time, but any termination by such Board of Directors other than termination for cause shall not prejudice the Employee's right to compensation or other benefits under this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for cause. The term "termination for cause" shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or material breach of any provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the mortgage banking industry; provided, that it shall be First Citizens Mortgage's burden to prove the alleged acts and omissions and the prevailing nature of the standards First Citizens Mortgage shall have alleged are violated by such acts and/or omissions.

              (ii) The parties acknowledge and agree that damages which will result to the Employee for termination without cause shall be extremely difficult  or  impossible  to  establish  or prove,  and agree that,  unless the termination is for cause, First Citizens Mortgage shall be obligated, concurrently with such termination, to make a lump sum cash payment to the Employee as liquidated damages of an amount equal to the Employee's then current salary under Section 2 of this Agreement applied to the remaining term of the Employment Agreement, computed as if paid out ratably in bi-monthly installments over the remaining term of the Employment Agreement and discounted to present value applying the federal short term monthly rate then in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code"); and provided that any payments to Employee pursuant to this Section 8(a)(ii), when added to any payments to Employee pursuant to Section 8(a)(iii) hereof, shall not exceed three (3) times the Employee's average annual compensation for the most recent five (5) taxable years as determined in accordance with the provisions of OTS Regulatory Bulletin 27a. Employee agrees that, except for such other payments and benefits to which the Employee may be entitled as expressly provided by the terms of this Agreement, such liquidated damages shall be in lieu of all other claims which Employee may make by reason of such termination. Such payment to the Employee shall be made within thirty (30) days of the Employee's last day of employment with First Citizens Mortgage. The liquidated damages amount shall not be reduced by any compensation which the Employee may receive for other employment with another employer after termination of employment with First Citizens Mortgage.

              (iii) In addition to the liquidated damages above described that are payable to the Employee for termination without cause, or in the event of any termination subject to Section 9 hereof, all insurance or other provisions for indemnification, defense or hold harmless of officers or directors of First Citizens Mortgage, Citizens Savings Bank F.S.B. and/or First Citizens Financial Corporation, which are in effect on the date the notice of termination is sent to the Employee shall continue for the benefit of the Employee with respect to all of his acts and omissions while an officer or director as fully and completely as if such termination had not occurred, and until the final expiration or running of all periods of limitation against actions which may be applicable to such acts or omissions.

         (b) If the Employee is suspended and/or temporarily prohibited from participating in the conduct of affairs of First Citizens Mortgage by a notice served under 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act, as amended (12 U.S.C. 1818(e)(3) and (g)(1)), First Citizens Mortgage's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, First Citizens Mortgage may in its discretion (i) pay the Employee all or part of the compensation withheld while such contractual obligations were suspended, and
(ii) reinstate in whole or in part any of its obligations which were suspended.

         (c) If the Employee is removed and/or permanently prohibited from participating in the conduct of First Citizens Mortgage's affairs by an order issued under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, as amended (12 U.S.C. 1818(e)(4) or (g)(1)), all obligations of First Citizens Mortgage under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties shall not be affected.

         (d) If  Citizens  Savings  Bank  F.S.B.  is in default  (as  defined in
Section 3(x)(1) of the Federal Deposit Insurance Act, as amended), all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the parties.

         (e) All obligations under this Agreement shall be terminated, except to the extent that continuation of this Agreement is necessary for the continued operation of First Citizens Mortgage as determined (i) by the Director (as defined in 12 C.F.R. 561.18(b)) or his or her designee, at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation (or any successor agency or entity established by Congress) enters into an agreement to provide assistance to or on behalf of Citizens Savings Bank F.S.B. under the authority contained in Section 13(c) of the Federal Deposit Insurance Act, as amended; or (ii) by the Director or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of Citizens Savings Bank F.S.B. after a finding that Citizens Savings Bank F.S.B. is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any termination hereunder.

         (f) Should the Employee terminate his employment under this Agreement for any reason except for "Good Cause" as hereinafter provided in paragraph 9, or should First Citizens Mortgage Corporation terminate the Employee for cause, as herein set forth in paragraph 8(a)(i), First Citizens Mortgage shall be entitled, in addition to its other legal remedies, to enjoin the Employee for a period of twelve (12) months from engaging, either directly or indirectly, in any mortgage activities with any party or parties located in Montgomery, Prince George's, Howard and Frederick Counties, Maryland that have referred potential mortgagors (i.e. accounts, realtors, banks, savings associations or similar business relationships). The Employee shall not, during the term of his employment, or within twelve (12) months thereafter, contact or attempt to persuade any employee of First Citizens Mortgage to terminate his or her employment with said company other than such terminations which would be done in the ordinary course of business. First Citizens Mortgage shall be entitled to enjoin the Employee from contacting or attempting to persuade any person who was an employee of First Citizens Mortgage, within the twelve (12) months immediately preceding the Employee's termination date, from terminating his or her employment with First Citizens Mortgage. The parties acknowledge and agree that damages which will result to First Citizens Mortgage in the event of a breach of the foregoing provisions shall be extremely difficult or impossible to establish or prove. Therefore, the parties agree that First Citizens Mortgage shall be entitled to receive from the Employee as liquidated damages a sum equal to 100% of all fees, discounts and/or profits for each loan originated or serviced in violation of these provisions. In addition to the liquidated damages, First Citizens Mortgage shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred by

First Citizens Mortgage in taking action to enforce this Agreement.

         (g) In the event the employment of the Employee is terminated by First Citizens Mortgage without cause under Section 8(a) hereof or the Employee's employment is terminated in accordance with Section 9 hereof and First Citizens Mortgage fails to make timely payment of the amounts then owed to the Employee under this Agreement, upon legal judgment or settlement providing for such payment to the Employee, the Employee shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred by the Employee in taking action to collect such amounts or otherwise to enforce this Agreement, plus interest on such amounts at the rate of one percent (1%) above the prime rate (defined as the base rate on corporate loans at large U.S. money center commercial banks as published by The Wall Street Journal), compounded monthly, for the period from the date of employment termination until payment is made to the Employee. Such reimbursement and interest shall be in addition to all rights which the Employee is otherwise entitled to under this Agreement.

    9.   Change in Control.

         (a) If during the term of this Agreement there is a change in control of Citizens Savings Bank F.S.B. or First Citizens Financial Corporation, the Employee shall be entitled to receive as a severance payment for services previously rendered to First Citizens Mortgage, a lump sum cash payment as provided for herein (subject to Section 9(c) below) in the event the Employee's employment is terminated, either involuntarily by First Citizens Mortgage or voluntarily by the Employee for "Good Reason" (as defined in Section 9(d) hereof), after the change in control of Citizens Savings Bank F.S.B. or First Citizens Financial Corporation unless such termination occurs by virtue of normal retirement, permanent and total disability (as defined in Section 22(d) of the Code) or death. Subject to Section 9(c) below, in the event such termination of employment is involuntary by First Citizens Mortgage or voluntary by the Employee for "Good Reason", the amount of this payment shall equal the liquidated damages payable to the Employee as set forth herein in Section 8(a)(ii). Payment under this Section 9(a) shall be in lieu of any amount owed to the Employee as liquidated damages for termination without cause under Sections 8(a)(i) and (ii) hereof. However, payment under this Section 9(a) shall not be reduced by any compensation which the Employee may receive from other employment with another employer after termination of the

Employee's employment with First Citizens Mortgage. In addition, Section 8(a)(iii) shall apply in the case of any termination of employment within the scope of this Section 9(a).

         (b) A "change in control," for purposes of this Agreement, shall have the same meaning as "Acquisition of Control" as set forth in 12 C.F.R. Part 574. In the event of a change of control, this Employment Agreement shall be binding upon and inure to the benefit of the surviving entity.

         (c) Notwithstanding any other provisions of this Agreement or of any other agreement, contract or understanding heretofore or hereafter entered into between the Employee and First Citizens Mortgage, except an agreement, contract or understanding hereafter entered into that expressly modifies or excludes application of this Section 9(c) (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by First Citizens Mortgage for the direct or indirect provision of compensation to the Employee (including groups or classes of participants or beneficiaries of which the Employee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Employee (a "Benefit Plan"), the Employee shall not have any right to receive any payment or other benefit under this Agreement, any Other Agreement or any Benefit Plan if such payment or benefit, taking into account all other payments or benefits to or for the Employee under this Agreement, all Other Agreements, and all Benefit Plans, would cause any payment to the Employee under this Agreement to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code (a "Parachute Payment"). In the event that the receipt of any such payment or benefit under this Agreement, any Other Agreement, or any Benefit Plan would cause the Employee to be considered to have received a Parachute Payment under this Agreement, then the Employee shall have the right, in the Employee's sole discretion, to designate those payments or benefits under this Agreement, any Other Agreements, and/or any Benefit Plans, which should be reduced or eliminated so as to avoid having the payment to the Employee under this Agreement be deemed to be a Parachute Payment. Any payments made to the Employee pursuant to this Employment Agreement or otherwise are subject to and conditioned upon their compliance with 12 U.S.C. 1828(k) and any regulations promulgated thereunder.

         (d)  "Good Reason" shall include a material
reduction in the authority, duties or responsibilities of the Employee from those which existed prior to the change in control or the reduction in the employee's job status taking into consideration the corporate structure of any surviving or acquiring entity. If the Employee notifies the Board of Directors of First Citizens Mortgage that he intends to resign voluntarily for Good Reason, he shall state in his notice the reasons why he believes that Good Reason exists for his resignation.

         Unless First Citizens Mortgage, within thirty (30) days of the date of the Employee's notice of resignation, rejects the Employee's statement that Good Reason exists, the Employee's entitlement to severance payment as provided in
Section 9(a) above shall be conclusive. If the Board of Directors rejects the Employee's statement of Good Reason within such thirty (30) day period, the dispute shall be resolved by the American Arbitration Association, under the rules thereof, but First Citizens Mortgage shall have the burden of proving that their rejection of the Employee's statement was proper.

   10. Disability. If the Employee shall become disabled or incapacitated to the extent that the Employee is unable to perform the Employee's duties and responsibilities hereunder, the Employee shall be entitled to receive disability benefits of the type provided for other executive employees of First Citizens Mortgage and/or Citizens Savings Bank F.S.B.

   11. No Assignments. This Agreement is personal to each of the parties hereto. No party may assign or delegate any rights or obligations hereunder without first obtaining the written consent of the other party hereto. However, in the event of the death of the Employee, all rights to receive payments hereunder shall become rights of the Employee's estate.

   12. Other Contracts. The Employee shall not, during the term of this Agreement, have any other paid employment other than with a subsidiary of Citizens Savings Bank F.S.B., except with the prior approval of the Board of Directors of First Citizens Mortgage. All other Employment Agreements heretofore entered into between the same parties as set forth herein in the first paragraph, are merged into this Employment Agreement and hereafter shall be Null and Void and of no effect.

   13. Staff and Location. The Employee shall be provided such facilities, support services and staff to assist the Employee in the performance of his duties of the type customarily provided to persons serving in similar executive officer capacities. Without the consent of the Employee, he shall not be required to relocate his office to a location outside the Washington, D.C.-Baltimore Metropolitan Area.

   14. Amendments or Additions; Action by Board of Directors. No amendments or additions to this Agreement shall be binding unless in writing and signed by all parties hereto. The prior approval by a majority vote of the full Board of Directors of First Citizens Mortgage shall be required in order for First Citizens Mortgage to authorize any amendments or additions to this Agreement, to give any consents or waivers of provisions of this Agreement, or to take any other action under this Agreement including any termination of employment with or without cause under Section 8(a) hereof.

   15. Section Headings. The section headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

   16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

   17. Waiver of Breach. The waiver by First Citizens Mortgage or the Employee of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. No waiver by First Citizens Mortgage shall be valid unless in writing and approved by the Board of Directors of First
Citizens Mortgage, and no waiver by the Employee shall be valid unless in writing and signed by the Employee.

   18. Governing Law. This Agreement shall be governed by the laws of the United States to the extent applicable and otherwise by the laws of the State of Maryland.

   19. OTS Review. The obligations of First Citizens Mortgage under this Agreement shall be subject to the approval of the OTS Regional Director under Regulatory Bulletin 27a, and such obligations shall be appropriately modified to the extent required by the OTS Regional Director. If any of the payments required by this Agreement to be made by the Bank are determined by the OTS Regional Director to be contrary to Regulatory Bulletin 27a or likely to adversely affect the financial or managerial condition of First Citizens Mortgage, then First Citizens Mortgage shall not be obligated to make such payments.

ATTEST:                 FIRST CITIZENS MORTGAGE
                          CORPORATION



         /s/            By:          /s/            (SEAL)
                                              Stanley Betts
                           Chief Executive Officer

WITNESS:



         /s/            By:          /s/            (SEAL)
                           Benjamin O. Delaney, Jr.
                           Employee

                     SUPPLEMENTAL RETIREMENT AGREEMENT WITH
                                   ENOS K. FRY


         THIS AGREEMENT is made and entered into this 7th day of March, 1996, by and between CITIZENS SAVINGS BANK F.S.B., a federally-chartered savings bank (the "Bank") and ENOS K.
FRY (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Executive has been in the employ of the Bank for 21 years and is now serving the Bank as President pursuant to an Amended Employment Agreement dated as of September 7, 1995 (the "Employment Agreement"); and

         WHEREAS, the services of the Executive have been an invaluable contri-bution to the success of the Bank; and

         WHEREAS, the Bank wishes to provide certain supplemental retirement benefits to the Executive in accordance with the terms and conditions of this
Agreement:

         NOW, THEREFORE, the parties agree as follows:

                                                    ARTICLE ONE

     Employment   Agreement.   The  terms  and  conditions  of  the  Executive's
employment by the Bank shall be governed by the Employment Agreement. This Agreement shall not be deemed to modify or supercede the Employment Agreement.
                                                    ARTICLE TWO

         Supplemental Retirement Benefit. If the Executive shall continue in the employment of the Bank until the Executive attains the age of 65, which date is April 29, 2008 (the "Normal Retirement Date"), he may retire and, commencing with the first month thereafter, the Bank will pay the Executive on an annual basis, an amount equal to the difference between 70 percent of his average annual cash compensation for the 24 months of his employment with the Bank next preceding such retirement and the sum of the payments made to the Executive on an annual basis upon his attaining the age of 65 from the following sources: social security income; pension benefits derived from the Bank's qualified pension plan; annual pension or retirement benefits payable by any other employer or under any plan or arrangement maintained by any other employer with respect to service by the Executive after his termination of employment with the Bank; and a life annuity commencing at age 65 that is the actuarial equivalent of the value of contributions made by the Bank (other than salary reduction contributions) to the Executive's 401(k) Plan account and of contributions (other than salary reduction contributions) made by any other employer to any defined contribution plan on behalf of the Executive with respect to service by the Executive after his termination of employment with the Bank (collectively the "Executive's Other Benefits"); such that the sum of the Executive's Other

Benefits and the amount of the benefit payments payable on an annual basis pursuant to this Agreement (the "Supplemental Retirement Benefit") shall equal, but not exceed, 70 percent of the Executive's average annual cash compensation for the 24 months of his employment with the Bank next preceding such retirement. Subject to Article Three, below, this Supplemental Retirement Benefit shall be paid to the Executive for a period of at least 15 years or for his life, whichever is longer, in equal monthly installments of an amount equal to one-twelfth of the annual Supplemental Retirement Benefit, commencing on the first month after the Normal Retirement Date, and on each consecutive month thereafter.

         If the Executive dies before receiving 180 monthly payments (whether before or after the Normal Retirement Date), the Bank shall make or continue to make the payments that would have been made to the Executive under this Agreement if he had not died to such individual or individuals as the Executive may have designated in writing and filed with the Bank, as beneficiaries of this Supplemental Retirement Benefit until 180 monthly payments have been made (with such payments beginning on the first day of the month following the date of death, if the Executive dies before the Normal Retirement Date). In the absence of any effective beneficiary designation by the Executive, such payments shall be paid to the executor or personal representative of the Executive's Estate.

                                 ARTICLE THREE

         Consulting Services; Noncompete. It is mutually agreed that during the 60-month payment period immediately following his retirement after his Normal Retirement Date from active employment, or for his life, whichever is shorter, the Executive shall, at the request of the Bank, be available at reasonable times and places as may be mutually agreed upon to render services to the Bank in an advisory or consulting capacity. In furnishing such services, the Executive shall not be an employee of the Bank, but shall act in the capacity of an independent contractor. The Executive shall not be required to provide more than 120 hours of consulting services during any 12-month period.

         The Supplemental Retirement Benefit shall not be paid for any month after the Executive's Normal Retirement Date during which the Executive shall be employed by, or perform consulting or other material services for, a "significant competitor" of the Bank. The term "significant competitor" shall mean any commercial bank, savings bank, savings and loan association, or mortgage banking company, or a holding company affiliate of any of the foregoing, that at the date of its employment or other engagement of the Executive to provide such services has an office out of which the Executive would be primarily based within 30 miles of the Bank's home office.

                                  ARTICLE FOUR

         Disability. If, while employed by the Bank, the Executive's employment terminates by reason of a "disability", as defined herein, and such disability continues until the Executive's Normal Retirement Date, the Executive shall thereupon be entitled to receive the annual Supplemental Retirement Benefit in accordance with the provisions of Article Two, above. For purposes of this Agreement, "disability" shall mean the inability of the Executive to engage in his position with the Bank, as it exists at the date that this Agreement becomes effective, for a period of at least six months, by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of indefinite duration.

                                  ARTICLE FIVE

         Deferred Vested Benefit.

         (a) In the event the Bank terminates the Executive's employment for "cause," as that term is defined in Section 8(a)(i) of the Employment Agreement ("Cause"), then all benefits and payments payable to the Executive, or his beneficiaries, successors, heirs, legatees and devises pursuant to this Agreement, shall be forfeited, and the Bank shall have no further obligations hereunder.

         (b) In the event the Bank terminates the Executive's employment with the Bank prior to the Normal Retirement Date, for any reason other than for Cause, then the Supplemental Retirement Benefit payable to the Executive hereunder shall be in an amount equal to (i) the Supplemental Retirement Benefit, as calculated and payable in accordance with Article Two, above, based on the Executive's cash compensation for the 24 months of his employment with the Bank immediately preceding such termination, (ii) reduced by five percent for each full year by which the Executive's age at the time of such termination is less than age 55.

         (c) In the event that the Executive terminates his employment with the Bank before his Normal Retirement Date (i) for "Good Reason" as defined in
Section 9(d) of the Employment Agreement (determined as if a "change in control" as defined in Section 9(b) of the Employment Agreement had occurred immediately before such termination) ("Good Reason") or (ii) without Good Reason, so long as he complies with the noncompetition requirement set out in this Article Five(c), then the Supplemental Retirement Benefit payable to the Executive hereunder shall be an amount equal to (i) the Supplemental Retirement Benefit, as calculated and payable in accordance with Article Two, above, based on the Executive's cash compensation for the 24 months of his employment with the Bank immediately preceding such termination, (ii) reduced by five percent for each full year by which the Executive's age at the time of such termination is less than age 55. Such Supplemental Retirement Benefit shall be forfeited if, during the first 36 months after any voluntary termination of his employment without Good Reason (or until his Normal Retirement Date, if earlier), the Executive shall be employed by, or perform consulting or other material services for, a "significant competitor" of the Bank (as defined in Article Three, above).

                                ARTICLE SIX

         Small Amounts. In the event the amount of any monthly payments provided herein shall be less than $100.00, the Bank in its sole discretion may, in lieu thereof, pay the commuted value of such payments to the person entitled to receive such payments.

                               ARTICLE SEVEN

     Beneficiary. The Beneficiary of any payments to be made after the Executive's death shall be Susan S. Fry, his wife, or such other person or persons as the Executive shall designate in writing to
                                                     - 3 -
the Bank. If no Beneficiary shall survive the Executive, any such payments shall be paid to the Executive's estate.
                                ARTICLE EIGHT

         Source of Payments. The Executive, the Beneficiary and any other person or persons having or claiming a right to payments hereunder or to any interest in this Agreement shall rely solely on the unsecured promise of the Bank set forth herein, and nothing in this Agreement shall be construed to give the Executive, the Beneficiary or any other person or persons any right, title, interest or claim in or to any specified assets, fund, reserve, account or property of any kind whatsoever owned by the Bank or in which it may have any right, title or interest now or in the future. The Executive, his Beneficiary, successors, heirs, legatees and devisees shall have the right to enforce his claim against the Bank in the same manner as any unsecured creditor.

                                  ARTICLE NINE

         Insurance. If the Bank shall elect to purchase a life insurance contract to provide the Bank with funds to make payments hereunder, the Bank shall at all times be the sole and complete owner and beneficiary of such insurance contract and shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of the Executive or the Beneficiary or any other person, it being expressly agreed that neither the Executive nor the Beneficiary nor any other person shall have any right, title or interest whatsoever in or to any such contract. If the Bank purchases a life insurance contract on the life of the Executive, the Executive agrees to sign any papers that may be required for that purpose and to undergo any medical examination or tests which may be necessary.

         This article shall not be construed as giving the Executive or the Beneficiary any greater rights than those of any other unsecured creditor of the Bank.

                                  ARTICLE TEN

     Amendment. This Agreement may be amended at any time or from time to time by written agreement of the parties.
                                 ARTICLE ELEVEN

         Assignment. Neither the Executive, nor the Beneficiary, nor any other person entitled to payment hereunder shall have the power to transfer, assign, anticipate, mortgage or otherwise encumber in advance any of such payments, nor shall such payments be subject to seizure for the payment of public or private debts, judgments, alimony or separate maintenance; or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

                                 ARTICLE TWELVE

         Binding Effect. This Agreement shall be binding upon the parties, their heirs, executors, administrators, successors and assigns. The Bank agrees that it will not be a party to any merger, consolidation or reorganization, unless and until its obligations hereunder shall be expressly assumed by its successor or successors. This Agreement shall supercede and replace the Salary Continuation Plan agreement dated December 28, 1995 by and among the First Citizens Financial Corporation, the Bank and the Executive and such agreement shall be of no force or effect after the date hereof.

         This Agreement shall not be deemed to constitute a contract of employment between the parties thereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right or the Executive to terminate his employment in accordance with the Employment Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the 5th day of March, 1996.



                  /S/                                               /S/

Witness                                           Enos K. Fry, Executive


ATTEST:                                           CITIZENS SAVINGS BANK



                  /S/                                    /S/
                                                  By:
Barbara J. Guy                                         Herbert W. Jorgensen
Secretary                                              Chairman of the Board

                     SUPPLEMENTAL RETIREMENT AGREEMENT WITH
                            BENJAMIN O. DELANEY, JR.


         THIS AGREEMENT is made and entered into this 7th day of March, 1996, by and between FIRST CITIZENS MORTGAGE CORPORATION, a corporation organized and existing under the laws of the state of Maryland (the "FCMC"), and BENJAMIN O. DELANEY, JR. (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Executive has been in the employ of FCMC for 12 years and is now serving FCMC as President pursuant to an Employment Agreement dated as of January 1, 1994, as amended (the "Employment Agreement"); and

     WHEREAS, the services of the Executive have been an invaluable contribution to the success of the FCMC; and
         WHEREAS, FCMC wishes to provide certain supplemental retirement benefits to the Executive in accordance with the terms and conditions of this
Agreement:

         NOW, THEREFORE, the parties agree as follows:

                               ARTICLE ONE

     Employment   Agreement.   The  terms  and  conditions  of  the  Executive's
employment by the FCMC shall be governed by the Employment Agreement. This Agreement shall not be deemed to modify or supercede the Employment Agreement.

                                ARTICLE TWO

         Supplemental Retirement Benefit. If the Executive shall continue in the employment of FCMC until the Executive attains the age of 65, which date is August 6, 2009 (the "Normal Retirement Date"), he may retire and, commencing with the first month thereafter, FCMC will pay the Executive on an annual basis, an amount equal to the difference between 60 percent of his average annual cash compensation for the 24 months of his employment with FCMC next preceding such retirement and the sum of the payments made to the Executive on an annual basis upon his attaining the age of 65 from the following sources: social security income; pension benefits derived from any qualified pension plan covering employees of FCMC; annual pension or retirement benefits payable by any other employer or under any plan or arrangement maintained by any other employer with respect to service by the Executive after his termination of employment with FCMC; and a life annuity commencing at age 65 that is the actuarial equivalent of the value of contributions made by FCMC (other than salary reduction contributions) to the Executive's 401(k) Plan account and of contributions (other than salary reduction contributions) made by any other employer to any defined contribution plan on behalf of the Executive with respect to service by the Executive after his termination of employment with FCMC (collectively the "Executive's Other Benefits"); such that the sum of the Executive's Other Benefits and the amount of the benefit payments payable on an annual basis pursuant to this Agreement (the "Supplemental Retirement Benefit") shall equal, but not exceed, 60 percent of the Executive's average annual cash compensation for the 24 months of his employment with FCMC next preceding such retirement. Subject to Article Three, below, this Supplemental Retirement Benefit shall be paid to the Executive for a period of at least 15 years or for his life, whichever is longer, in equal monthly installments of an amount equal to one-twelfth of the annual Supplemental Retirement Benefit, commencing on the first month after the Normal Retirement Date, and on each consecutive month thereafter.

         If the Executive so retires, but dies before receiving 180 monthly payments, (whether before or after the Normal Retirement Date), FCMC shall make or continue to make the payments that would have been made to the Executive under this Agreement if he had not died to such individual or individuals as the Executive may have designated in writing and filed with FCMC, as beneficiaries of this Supplemental Retirement Benefit until 180 monthly payments have been made (with such payments beginning on the first day of the month following the date of death, if the Executive dies before the Normal Retirement Date). In the absence of any effective beneficiary designation by the Executive, such payments shall be paid to the executor or personal representative of the Executive's Estate.

                                   ARTICLE THREE

         Consulting Services; Noncompete. It is mutually agreed that during the 60-month payment period immediately following his retirement after his Normal Retirement Date from active employment, or for his life, whichever is shorter, the Executive shall, at the request of FCMC, be available at reasonable times and places as may be mutually agreed upon to render services to FCMC in an advisory or consulting capacity. In furnishing such services, the Executive shall not be an employee of FCMC, but shall act in the capacity of an independent contractor. The Executive shall not be required to provide more than 120 hours of consulting services during any 12-month period.

         The Supplemental Retirement Benefit shall not be paid for any month after the Executive's Normal Retirement Date during which the Executive shall be employed by, or perform consulting or other material services for, a "significant competitor" of FCMC. The term "significant competitor" shall mean any commercial bank, savings bank, savings and loan association, or mortgage banking company, or a holding company affiliate of any of the foregoing, that at the date of its employment or other engagement of the Executive to provide such services has an office out of which the Executive would be primarily based within 30 miles of FCMC's home office.

                                  ARTICLE FOUR

         Disability. If, while employed by FCMC, the Executive's employment terminates by reason of a "disability", as defined herein, and such disability continues until the Executive's Normal Retirement Date, the Executive shall thereupon be entitled to receive the annual Supplemental Retirement Benefit in accordance with the provisions of Article Two, above. For purposes of this Agreement, "disability" shall mean the inability of the Executive to engage in his position with FCMC, as it exists at the date that this Agreement becomes effective, for a period of at least six months, by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of indefinite duration.

                                  ARTICLE FIVE

         Deferred Vested Benefit.

         (a) In the event FCMC terminates the Executive's employment "cause," as that term is defined in Section 8(a)(i) of the Employment Agreement ("Cause"), then all benefits and payments payable to the Executive, or his beneficiaries, successors, heirs, legatees and devises pursuant to this Agreement, shall be forfeited, and FCMC shall have no further obligations hereunder.

         (b) In the event FCMC terminates the Executive's employment prior to the Normal Retirement Date, for any reason other than for Cause, then the Supplemental Retirement Benefit payable to the Executive hereunder shall be in an amount equal to (i) the Supplemental Retirement Benefit, as calculated and payable in accordance with Article Two, above, based on the Executive's cash compensation for the 24 months of his employment with FCMC immediately preceding such termination. (ii) reduced by five percent for each full year by which the Executive's age at the time of such termination is less than age 55.

         (c) In the event that the Executive terminates his employment with FCMC before his Normal Retirement Date (i) for "Good Reason" as defined in Section 9(d) of the Employment Agreement (determined as if a "change in control" as defined in Section 9(b) of the Employment Agreement had occurred immediately before such termination) ("Good Reason") or (ii) without Good Reason, so long as he complies with the noncompetition requirement set out in this Article Five(c), then the Supplemental Retirement Benefit payable to the Executive hereunder shall be an amount equal to (i) the Supplemental Retirement Benefit, as calculated and payable in accordance with Article Two, above, based on the Executive's cash compensation for the 24 months of his employment with FCMC immediately preceding such termination, (ii) reduced by five percent for each full year by which the Executive's age at the time of such termination is less than age 55. Such Supplemental Retirement Benefit shall be forfeited if, during the first 36 months after any voluntary termination of his employment without Good Reason (or until his Normal Retirement Date, if earlier), the Executive shall be employed by, or perform consulting or other material services for, a "significant competitor" of FCMC (as defined in Article Three, above).

                                   ARTICLE SIX

         Small Amounts. In the event the amount of any monthly payments provided herein shall be less than $100.00, FCMC in its sole discretion may, in lieu thereof, pay the commuted value of such payments to the person entitled to receive such payments.

                            ARTICLE SEVEN

         Beneficiary. The Beneficiary of any payments to be made after the Executive's death shall be Joan Ellen Delaney, his wife, or such other person or persons as the Executive shall designate in writing to FCMC. If no Beneficiary shall survive the Executive, any such payments shall be paid to the Executive's estate.

                             ARTICLE EIGHT

         Source of Payments. The Executive, the Beneficiary and any other person or persons having or claiming a right to payments hereunder or to any interest in this Agreement shall rely solely on the unsecured promise of FCMC set forth herein, and nothing in this Agreement shall be construed to give the Executive, the Beneficiary or any other person or persons any right, title, interest or claim in or to any specified assets, fund, reserve, account or property of any kind whatsoever owned by FCMC or in which it may have any right, title or interest now or in the future. The Executive, his Beneficiary, successors, heirs, legatees and devisees shall have the right to enforce his claim against FCMC in the same manner as any unsecured creditor.

                                  ARTICLE NINE

         Insurance. If FCMC shall elect to purchase a life insurance contract to provide FCMC with funds to make payments hereunder, FCMC shall at all times be the sole and complete owner and beneficiary of such insurance contract and shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of the Executive or the Beneficiary or any other person, it being expressly agreed that neither the Executive nor the Beneficiary nor any other person shall have any right, title or interest whatsoever in or to any such contract. If FCMC purchases a life insurance contract on the life of the Executive, the Executive agrees to sign any papers that may be required for that purpose and to undergo any medical examination or tests which may be necessary.

         This article shall not be construed as giving the Executive or the Beneficiary any greater rights than those of any other unsecured creditor of FCMC.

                                  ARTICLE TEN

     Amendment. This Agreement may be amended at any time or from time to time by written agreement of the parties.
                                 ARTICLE ELEVEN

         Assignment. Neither the Executive, nor the Beneficiary, nor any other person entitled to payment hereunder shall have the power to transfer, assign, anticipate, mortgage or otherwise encumber in advance any of such payments, nor shall such payments be subject to seizure for the payment of public or private debts, judgments, alimony or separate maintenance; or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

                                 ARTICLE TWELVE

         Binding Effect. This Agreement shall be binding upon the parties, their heirs, executors, administrators, successors and assigns. FCMC agrees that it will not be a party to any merger, consolidation or reorganization, unless and until its obligations hereunder shall be expressly assumed by its successor or successors. This Agreement shall supercede and replace any prior agreement relating to a Salary Continuation Plan heretofore entered into by FCMC and the Executive and any such agreement shall be of no force or effect after the date hereof.

         This Agreement shall not be deemed to constitute a contract of employment between the parties thereto, nor shall any provision hereof restrict the right of FCMC to discharge the Executive or restrict the right or the Executive to terminate his employment in accordance with the Employment Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement this 7th day of March, 1996.



                  /S/                                               /S/

Witness                                   Benjamin O. Delaney, Jr., Executive



ATTEST:                                   FIRST CITIZENS MORTGAGE
                                          CORPORATION

                  /S/                                               /S/
                                          By:
Barbara J. Guy                                 William Walsh, III
Secretary                                      Chairman of the Board

                    MANAGEMENT INCENTIVE COMPENSATION PLAN OF
                          CITIZENS SAVINGS BANK F.S.B.
                      FOR THE YEAR ENDING DECEMBER 31, 1995



A.       Description

         This INCENTIVE COMPENSATION PLAN FOR MANAGEMENT INDIVIDUALS OF CITIZENS SAVINGS BANK F.S.B. is a means by which additional compensation shall be made available to designated Senior Management Officers who contribute to the successful operation of the Bank. The purpose of this plan is to provide an opportunity for these individuals to share in the rewards of successful Bank performance, in recognition of their leadership, excellence in performance, and achievement of Bank profit and growth objectives.

         This plan shall be effective for the year beginning January 1, 1995, and ending December 31, 1995. This plan may be continued, amended, or discontinued in subsequent years at the discretion of the Board of Directors.

B.       Definitions

         1. Base Salary - the amount of regular wages and/or salary paid to the management participant as regular earnings during the year, exclusive of any other form of additional compensation.

         2. Management Participant - in order to participate in this plan, management individuals named herein must be in the active employment of the Bank at the end of the plan year and occupy one of the management positions named in this plan; any individual who ceases to be employed, regardless of cause, by the Bank prior to the time that distribution is made, shall forfeit all rights to receiving any incentive payment which may otherwise be due under this plan.

         3.       Incentive   Payment  -  shall  be  those  amounts  payable  to
                  management participants as determined in accord with this plan; incentive payments are expressed and calculated as a percentage of each participant's base salary; incentive payments shall be made in the form of a one-time cash distribution to the management participant and shall be subject to deductions for income tax withholding. Payment shall be made after the close of the plan year within twenty
                  (20) days after the yearly earnings have been made public.

         4. Net Income - is the difference between total receipts and total expenses after taxes for the year, 1994, as reported in the Bank's annual statement and verified by the Bank's independent auditors.

C.       Determination of Incentive Payment

1. The determination of incentives payable to Executive Management (Enos K. Fry and Charles R. Duda) will be based solely upon the attainment of the company's net income goal.

2. The determination of incentives payable to Senior Management participants shall be based upon two criteria listed below:

a. The performance of the Bank as measured by achievements of net income goals (50%).

b.   Achieving the department's operating goals for the year (50%).

                  The base incentive for the attainment of these goals for the Bank is as follows:

                  Enos K. Fry                        25%
                  Charles R. Duda                    20%
                  All other Senior Officers          15%

                  The bonus pool shall be tiered as follows:

                  Budget             Bonus               Potential Pool

                  100%               100%                $169,035
                  105%               105%                $205,532
                  110%               110%                $242,029

                  The incentive percentage of the bonus moves up 5% with each 5% increase in net income over the budget. The accrual for the bonus pool will be included in the attainment of the net income calculation. In the event the incentive accrual is the determining factor in making the budget, the incentive pool will be lowered by the amount needed to attain the budgeted net income.

         Management Participants

         Enos K. Fry
         Charles R. Duda
         Dave Bowman
         Tim Hall
         Mark Schissler
         Bill Scott
         Terry Thomas

                    MANAGEMENT INCENTIVE COMPENSATION PLAN OF
                          CITIZENS SAVINGS BANK F.S.B.
                      FOR THE YEAR ENDING DECEMBER 31, 1996



A.       Description

         This INCENTIVE COMPENSATION PLAN FOR MANAGEMENT INDIVIDUALS OF CITIZENS SAVINGS BANK F.S.B. is a means by which additional compensation shall be made available to designated Senior Management Officers who contribute to the successful operation of the Bank. The purpose of this plan is to provide an opportunity for these individuals to share in the rewards of successful Bank performance, in recognition of their leadership, excellence in performance, and achievement of Bank profit and growth objectives.

         This plan shall be effective for the year beginning January 1, 1996, and ending December 31, 1996. This plan may be continued, amended, or discontinued in subsequent years at the discretion of the Board of Directors.

B.       Definitions

         1. Base Salary - the amount of regular wages and/or salary paid to the management participant as regular earnings during the year, exclusive of any other form of additional compensation.

         2. Management Participant - in order to participate in this plan, management individuals named herein must be in the active employment of the Bank at the end of the plan year and occupy one of the management positions named in this plan; any individual who ceases to be employed, regardless of cause, by the Bank prior to the time that distribution is made, shall forfeit all rights to receiving any incentive payment which may otherwise be due under this plan.

         3.       Incentive   Payment  -  shall  be  those  amounts  payable  to
                  management participants as determined in accord with this plan; incentive payments are expressed and calculated as a percentage of each participant's base salary; incentive payments shall be made in the form of a one-time cash distribution to the management participant and shall be subject to deductions for income tax withholding. Payment shall be made after the close of the plan year within twenty
                  (20) days after the yearly earnings have been made public.

         4. Net Income - is the difference between total receipts and total expenses after taxes for the year, 1995, as reported in the Bank's annual statement and verified by the Bank's independent auditors.

C.       Determination of Incentive Payment

1. The determination of incentives payable to Executive Management (Enos K. Fry and Charles R. Duda) will be based solely upon the attainment of the company's net income goal.

2. The determination of incentives payable to Senior Management participants shall be based upon two criteria listed below:

a. The performance of the Bank as measured by achievements of net income goals (50%).

b.   Achieving the department's operating goals for the year (50%).

                  The base incentive for the attainment of these goals for the Bank is as follows:

                  Enos K. Fry                        25%
                  Charles R. Duda                    20%
                  All other Senior Officers          15%

                  The bonus pool shall be tiered as follows:

                  Budget             Bonus               Potential Pool

                  100%               100%                $169,035
                  105%               105%                $205,532
                  110%               110%                $242,029

                  The incentive percentage of the bonus moves up 5% with each 5% increase in net income over the budget. The accrual for the bonus pool will be included in the attainment of the net income calculation. In the event the incentive accrual is the determining factor in making the budget, the incentive pool will be lowered by the amount needed to attain the budgeted net income.

         Management Participants

         Enos K. Fry
         Charles R. Duda
         Dave Bowman
         Tim Hall
         LuAnn Loeber
         Mark Schissler
         Bill Scott
         Terry Thomas

                               DIVIDEND AGREEMENT



This Agreement is made this 3rd day of August, 1989, by and between First Citizens Financial Corporation (the"Acquiror") and the Federal Savings and Loan Insurance Corporation (the "FSLIC"), a corporate instrumentality and agency of the United States, which is under the operating direction of the Federal Home Loan Bank Board (the "Board").

WHEREAS, the Acquiror has filed with the FSLIC the appropriate application ("Application") under the Savings and Loan Holding Company Act ("Holding Company Act"), or notice ("Notice") under the Change in Savings and Loan Control Act ("Control Act") for approval of its proposed acquisition of control of Citizens Savings Bank, F.S.B. (The "Institution"); and

WHEREAS, in reviewing an Application under the Holding Company Act, the FSLIC must make a determination under the standards of 12 U.S.C. 1730a(e), and in determining whether to disapprove a Notice under the Control Act, the FSLIC must consider the standards set forth in 12 U.S.C. 1730(q)(7) (and in some cases also 1730(q)(8); and

WHEREAS, in order to make a determination to approve the subject Application or not disapprove the Notice, pursuant to the applicable standards, the FSLIC requires that the Acquiror enter into this Agreement; and

WHEREAS, the Acquiror is willing to enter into this Agreement in order that the FSLIC will act favorably upon the Acquiror's Application or Notice;

NOW THEREFORE, in consideration of the FSLIC acting favorably on the Application or Notice, the Acquiror agrees as follows:

I.       DEFINITIONS

         The following terms used in this Agreement shall have the following meanings:

A. "Control" means conclusive control or rebuttable control as set forth in 12 C.F.R. Section 574.4(a) and (b).

B. "Date of Acquisition" means the effective date on which the Acquiror acquired control of the Institution.

C. "Default" means the failure of the Acquiror to comply with its obligations under Section II or Section III of this Agreement or the breach of any representation, warranty or covenant set forth in Section III of this Agreement.

D. "Dividend" means (a) any dividend paid or other distribution (including, but not limited to, a liquidating distribution) made on or with respect to any shares of capital stock of the Institution, but not including a stock dividend of stock of the Institution, or (b) any payment on account of the purchase, redemption or other acquisition or retirement of any such shares or any warrants or option thereon, whether made by the Institution or any direct or indirect subsidiary thereof.

E. "Fully Phased-In Capital Requirement" means the Institution's fully phased in regulatory capital requirement as defined in 12 C.F.R Section 563.13 or any successor regulation.

F. "Institution" means the Institution as defined in the preamble to this Agreement, provided that if the Acquiror merges the institution being acquired into another insured institution (as defined in Section 408(a)(1)(A) of the National Housing Act), as part of the transaction being acted upon by the FSLIC in connection with this Agreement, then the term Institution for purposes of all sections of this Agreement other than Sections I.B. and III shall mean the resulting institution in such merger.

G. "Net Capital" means Regulatory Capital, excluding any portion thereof resulting from granted forbearance or FSLIC assistance that otherwise serve to increase Regulatory Capital.

H. "Regulatory Capital" means regulatory capital defined in accordance with 12 C.F.R. Section 561.13, or any successor regulation thereto.

I. "Regulatory Capital Requirement" means the Institution's regulatory capital requirement at a given time computed in accordance with 12 C.F.R. Section 563.13, or any successor regulation thereto.

J. "Shares" means all shares of the stock of the Institution that have been acquired by the Acquiror; any securities convertible into any such shares; any options, warrants or other rights for the acquisition of any such shares; and all such shares, securities, options, warrants or rights that may otherwise be issued to or acquired by the Acquiror, whether before or after the Date of Acquisition, together with the certificates or other instruments or agreements evidencing those shares, securities, options, warrants or rights.

K. "Principal Supervisory Agent" means the Principal Supervisory Agent at the Federal Home Loan Bank of Atlanta.

II.      OBLIGATIONS OF ACQUIROR

A. The Acquiror may not accept from the Institution, nor cause the Institution to pay, any Dividend that would cause the Institution's Regulatory Capital to fall below its Regulatory Capital Requirement.

B. At any time the Institution's Net Capital exceeds the Fully Phased-In Requirement, the Acquiror may not accept from the Institution, nor cause the Institution to pay, Dividends in an amount exceeding 100 percent of the Institution's cumulative net income for the prior eight (8) quarters as reflected on the Institution's quarterly reports to the Board, less cumulative dividends paid for such prior eight (8) quarters, without the prior written approval of the Principal Supervisory Agent. Provided, however, that if a Dividend would cause the Institution's Net Capital to fall below its Fully Phased-In Capital Requirement, such dividend may not cause the Institution's Net Capital to fall below the Institution's Fully Phased-In Capital Requirement by an amount exceeding 50 percent of the Institution's cumulative net income for the prior eight (8) quarters as reflected on the Institution's quarterly reports to the Board, less cumulative dividends paid for such prior eight (8) quarters, without the prior written approval of the Principal Supervisory Agent.

C. At any time the Institution's Net Capital exceeds the Regulatory Capital Requirement, but is less than the Fully Phased-In Capital Requirement, the Acquiror may not accept from the Institution, nor cause the Institution to pay, Dividends in an amount exceeding 50 percent of the Institution's cumulative net income for the prior eight (8) quarters as reflected on the Institution's quarterly reports to the Board, less cumulative dividends paid for such prior eight (8) quarters, without the prior written approval of the Principal Supervisory Agent.

D. The Acquiror may not accept from the Institution, nor cause the Institution to pay, any Dividend that is prohibited by any statute or regulation, including but not limited to 12 C.F.R. Section 563b.3(g), or by any agreement entered into by the Institution with the FSLIC or its delegates.

III.     REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE ACQUIROR

         Acquiror represents, covenants and warrants to FSLIC that the information given to the FSLIC by the Acquiror and relied on thereby in connection with the acquisition of control of the Institution is true, accurate, complete and current in all material respects.

IV.      DEFAULTS

A. If the FSLIC shall determine that a Default has occurred, it shall give notice of such Default to the Acquiror and to the Institution and afford the Acquiror an opportunity to cure such Default. If such Default is not cured within ninety (90) days of the date the notice of Default is issued, or waived or forborne in the manner provided herein, the FSLIC may exercise any right, or exercise or seek any remedy that is available in law or equity, or by statute or regulation including but not limited to specific performance and administrative or judicial enforcement proceedings. No failure or delay on the part of the FSLIC in the exercise of any right or remedy shall operate as a waiver or forbearance thereof, nor shall any partial exercise of any right or remedy preclude other or further exercise of any other right or remedy. The Acquiror shall pay any attorney fees and other reasonable expenses incurred by the FSLIC in exercising its rights or seeking any remedies hereunder.

B. The FSLIC, in its sole discretion, may waive or forbear any past Default hereunder and its consequences, before or after the giving of the notice of Default in the manner provided above, by delivering notice of such waiver or forbearance in writing to the Acquiror, but no such waiver or forbearance shall extend to any Default that occurs subsequent to the date of such waiver or forbearance, and no waiver or forbearance of purported waiver or purported forbearance that is not in writing shall be effective. Any waiver or forbearance of any right, power, or remedy shall not preclude its further exercise.

C. The Acquiror hereby agrees to execute and deliver any documents and to take such other actions as the FSLIC may request in order for the FSLIC to exercise its rights under this Agreement. The foregoing will in no way limit the Acquiror's right to seek judicial relief in connection with a matter related to, or arising under, this Agreement.

V.       MISCELLANEOUS PROVISIONS

A. Any notice hereunder shall be in writing and shall be delivered by hand or sent by United States express mail or commercial express mail, postage prepaid, and addressed as follows:

         If to the Acquiror:       First Citizens Financial Corporation
                                   8485 Fenton Street
                                   Silver Spring, MD 20910

         If to the FSLIC:          Principal Supervisory Agent
                                   Federal Home Loan Bank of Atlanta
                                   1475 Peachtree Street, N.W.
                                   Atlanta, GA 30309

         If to the Institution:    Citizens Savings Bank F.S.B.
                                   8485 Fenton Street
                                   Silver Spring, MD 20910

B. This Agreement shall be deemed a contract made under and governed by Federal law.

C. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, assigns, heirs, administrators, executors, and trustees.

D. All references to regulations of the Board or the FSLIC used in this Agreement shall include any successor regulation thereto, it being expressly understood that subsequent amendments to such regulations may be made and that such amendments may increase or decrease the Acquiror's obligation under this Agreement.

E. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties.

F. This Agreement has been duly authorized, executed, and delivered, and constitutes, in accordance with its terms, a valid and binding obligation of the Acquiror and the FSLIC. It is understood and agreed that this Agreement is a "written agreement entered into with the Corporation" as that phrase is used in Section 407(e) of the National Housing Act ("NHA"), 12 U.S.C Section 1730(e) (1982).

G. Any rights, powers, and remedies given to the parties by this Agreement shall be in addition to all rights, powers, and remedies given by any applicable statute, regulation, or rule of law.

H. The Principal Supervisory Agent has the authority to act on behalf of the FSLIC in granting approvals, waivers or forbearance, giving notices of default, or taking any other action provided for in this Agreement.

I.   This Agreement shall be effective as of the Date of Acquisition.

J. If any provision of this Agreement is invalid or unenforceable, all of the remaining provisions of this Agreement shall nevertheless remain in full force and effect and shall be binding on the Acquirors and the FSLIC.

K. This Agreement, together with any understanding agreed to in writing by the parties, constitutes the entire agreement between the parties and supersedes all prior agreements and understandings of the parties in connection with the subject matter hereof.

L. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute the same instruments, and any party may execute this Agreement by signing any such counterpart.

VI.      TERMINATION OF AGREEMENT

         Unless otherwise terminated or extended by the mutual consent of the parties hereto, the Acquiror's obligations under this Agreement shall terminate:
(1) ten years after the Date of Acquisition; or (2) as a result of a transfer of all of the Acquiror's Shares which has received all applicable regulatory approvals. Termination of this Agreement shall not preclude the exercise by the FSLIC or any right or remedy hereunder which arose out of a Default that occurred or existed prior to such termination and in respect to which notice of such Default has been given pursuant to Section V hereof on or before the ninetieth (90th) day following such termination. In addition, termination of this Agreement shall not terminate any of the Acquiror's obligations arising from any other source including, but not limited to, any other agreement with the FSLIC, or any statute or regulation.

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officer or designated agency on this 3rd day of August, 1989.

                  FIRST CITIZENS FINANCIAL CORPORATION


                  By:      -----------------------------------------------------


                  FEDERAL SAVINGS AND LOAN
                   INSURANCE CORPORATION


                  By:      -----------------------------------------------------

                  Supervisory Agent
                    Federal Home Loan Bank of
                    Atlanta